                                                                   EXHIBIT 10.38



                              HALTER MARINE GROUP
                                 PENSION PLAN




                           EFFECTIVE OCTOBER 1, 1996

                               TABLE OF CONTENTS

                                   ARTICLE I

GENERAL....................................................................    2
     1.01   Purpose........................................................    2
     1.02   Exclusive Benefit of Employees.................................    2

                                  ARTICLE II
DEFINITIONS................................................................    2
     2.01   ACCRUED BENEFIT................................................    2
     2.02   ACTIVE PARTICIPANT.............................................    2
     2.03   ACTUAL RETIREMENT..............................................    2
     2.04   ACTUARIAL EQUIVALENT...........................................    2
     2.05   AFFILIATE......................................................    3
     2.06   AUTHORIZED LEAVE OF ABSENCE....................................    3
     2.07   BASIC PENSION..................................................    3
     2.08   BENEFICIARY....................................................    4
     2.09   BOARD..........................................................    4
     2.10   BREAK IN SERVICE...............................................    4
     2.11   CODE...........................................................    4
     2.12   COMMITTEE or PENSION COMMITTEE.................................    4
     2.13   COMPANY........................................................    4
     2.14   COMPENSATION...................................................    4
     2.15   CREDITED SERVICE...............................................    5
     2.16   DEATH BENEFIT..................................................    5
     2.17   EARLY RETIREMENT...............................................    5
     2.18   EARLY RETIREMENT DATE..........................................    6
     2.19   EFFECTIVE DATE.................................................    6
     2.20   ELAPSED-TIME EMPLOYMENT........................................    6
     2.21   ELIGIBLE EMPLOYEE..............................................    6
     2.22   EMPLOYEE.......................................................    6
     2.23   EMPLOYER or PARTICIPATING EMPLOYER.............................    7
     2.24   EMPLOYMENT COMMENCEMENT DATE...................................    7
     2.25   ERISA..........................................................    7
     2.26   EXTENDED ABSENCE EMPLOYEE......................................    7
     2.27   FIDUCIARY or SPECIFIED FIDUCIARY...............................    8
     2.28   FINAL MONTHLY COMPENSATION.....................................    8
     2.29   HOUR OF SERVICE................................................    8
     2.30   HOURLY-WAGE EMPLOYEE...........................................    9
     2.31   LATE RETIREMENT DATE...........................................    9
     2.32   LATE RETIREMENT................................................    9
     2.33   NORMAL RETIREMENT DATE.........................................    9
     2.34   NORMAL RETIREMENT..............................................    9
     2.35   PARTICIPANT....................................................    9
     2.36   PLAN...........................................................    9
     2.37   PLAN YEAR......................................................    9
     2.38   RE-EMPLOYMENT COMMENCEMENT DATE................................    9
     2.39   RETIRED PARTICIPANT............................................    9
     2.40   SERVICE........................................................   10
     2.41   SEVERANCE FROM SERVICE.........................................   10
     2.42   SPOUSE.........................................................   10

     2.43   TERMINATED PARTICIPANT..........................................  10
     2.44   TRUST...........................................................  10
     2.45   TRUSTEE.........................................................  10
     2.46   TRUST FUND......................................................  10

                                  ARTICLE III

PARTICIPATION AND SERVICE...................................................  11
     3.01   Participation...................................................  11
     3.02   Service and Credited Service....................................  11
     3.03   Transfer From or To Job as an Employee..........................  14
     3.04   Employment by More Than One Participating
            Employer........................................................  15
     3.05   Special Rules for Certain Participants in
            Trinity Industries, Inc. Marine Group Pension
            Plan............................................................  16

                                  ARTICLE IV

CONTRIBUTIONS...............................................................  17
     4.01   Employer Contributions..........................................  17
     4.02   Participant Contributions.......................................  17
     4.03   Cost............................................................  17
     4.04   Payment of Contributions........................................  17
     4.05   Reversion.......................................................  18

                                   ARTICLE V

RETIREMENT..................................................................  18
     5.01   Normal Retirement Date..........................................  18
     5.02   At Early Retirement Date........................................  18
     5.03   At Late Retirement Date.........................................  19


                                  ARTICLE VI

DEATH.......................................................................  19
     6.01   Prior to Actual Retirement or Other Severance
            from Service....................................................  19
     6.02   After Actual Retirement or Other Severance
            From Service....................................................  20
     6.03   Earliest Retirement Date........................................  20
     6.04   No Duplication of Benefit.......................................  21

                                  ARTICLE VII

OTHER SEVERANCE FROM SERVICE................................................  21
     7.01   Benefits........................................................  21
     7.02   Effect of Prior Distribution....................................  21
     7.03   Early Retirement Age............................................  22
     7.04   Terminated Participant's Address................................  22
     7.05   Payment of Terminated Participant's Benefits....................  22
     7.06   Limitation Amount...............................................  23
     7.07   Deemed Cashout..................................................  23

                                       ARTICLE VIII


SETTLEMENT OPTIONS-DISTRIBUTION OF BENEFITS....................................................  23
     8.01      When Payable....................................................................  23
     8.02      Basic Pension...................................................................  24
     8.03      Optional Pensions...............................................................  25
     8.04      Directed Transfer of Eligible Rollover Distributions............................  26
     8.05      Mandatory Distribution of Retirement Benefits...................................  27
     8.06      One-Time Election for Commencement of Normal Retirement Income at Normal
               Retirement Date While Continuing in Employment..................................  32
     8.07      Suspension of Benefits After Retirement.........................................  32
     8.08      Preservation of Protected Benefits and Optional Forms of Benefit under
               Merged Plans....................................................................  33

                                             ARTICLE IX

PLAN TERMINATION...............................................................................  33
     9.01      Right to Terminate..............................................................  33
     9.02      Partial Termination.............................................................  34
     9.03      Liquidation of Trust Fund.......................................................  34
     9.04      Manner of Distribution..........................................................  37
     9.05      Residual Amounts................................................................  38

                                             ARTICLE X

SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS........................................  38
     10.01     Successor Employer..............................................................  38
     10.02     Merger or Consolidation of Plans................................................  38

                                             ARTICLE XI


RESTRICTIONS ON BENEFITS PAYABLE TO HIGHLY COMPENSATED PARTICIPANTS............................  39
     11.01     Restrictions....................................................................  39
     11.02     Effectiveness...................................................................  40

                                             ARTICLE XII

ADMINISTRATION.................................................................................  40
     12.01     Allocation of Responsibility Among Specified Fiduciaries for Plan and Trust
               Administration..................................................................  40
     12.02     Appointment of Committee........................................................  41
     12.03     Claims Procedure................................................................  42
     12.04     Records and Reports.............................................................  42
     12.05     Other Committee Powers and Duties...............................................  42
     12.06     Rules and Decisions.............................................................  43
     12.07     Committee Procedures............................................................  44
     12.08     Authorization of Benefit Payments...............................................  44
     12.09     Application and Forms for Benefits..............................................  45
     12.10     Facility of Payment.............................................................  45

     12.11     Indemnification.................................................................  45
     12.12     Beneficiary Designations........................................................  45
     12.13     Diligence to Locate.............................................................  46

                                 ARTICLE XIII
FIDUCIARY RESPONSIBILITY.......................................................................  46
     13.01     Fiduciary.......................................................................  46
     13.02     Fiduciary Responsibility........................................................  47
     13.03     Liability for Breach by Co-fiduciary............................................  47

                                  ARTICLE XIV

AMENDMENT, MODIFICATION OR TERMINATION OF PLAN.................................................  48
     14.01     Change..........................................................................  48
     14.02     Modification....................................................................  48
     14.03     Adoption by Others..............................................................  48
     14.04     Recovery........................................................................  49

                                  ARTICLE XV

MAXIMUM BENEFITS AND TOP-HEAVY PROVISIONS......................................................  49
     15.01     Maximum Benefit.................................................................  49
     15.02     Top-Heavy Provisions............................................................  54

                                  ARTICLE XVI

MISCELLANEOUS..................................................................................  58
     16.01     Nonguarantee of Employment......................................................  58
     16.02     Rights to Trust Assets..........................................................  59
     16.03     Nonalienation of Benefits.......................................................  59
     16.04     Release.........................................................................  59
     16.05     Certain Social Security Increases...............................................  59
     16.06     Titles, Gender and Number.......................................................  60
     16.07     Construction....................................................................  60
     16.08     Counterparts....................................................................  60
     16.09     Return of Contributions.........................................................  60
     16.10     Duplication of Benefits Prohibited..............................................  60

                              HALTER MARINE GROUP
                                 PENSION PLAN


     On this _______ day of  _____________________, 1996, HALTER MARINE GROUP,
INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby adopts the HALTER MARINE GROUP PENSION PLAN, effective October 1, 1996 or as otherwise specified herein:

                             W I T N E S S E T H :

     WHEREAS, the Company wishes to establish a defined benefit pension plan for certain of its eligible employees; and

     WHEREAS, the Company has authorized the execution of this agreement intended to establish a defined benefit pension plan, known as the Halter Marine Group Pension Plan (the "Plan"); and

     WHEREAS, the Company has authorized the execution of the Halter Marine Group Pension Trust (the "Trust") for the purpose of carrying out the terms of the Plan and which Trust is intended to form a part of the Plan; and

     WHEREAS, it is intended that the Plan and Trust meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, and the requirements of the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, the provisions of this Plan shall apply solely to an employee who terminates employment with the Company, or with any affiliate of the Company which adopts this Plan, on or after the effective date of this Plan;

     NOW, THEREFORE, in consideration of the premises HALTER MARINE GROUP, INC. hereby agrees as follows:

                                   ARTICLE I

                                    GENERAL
                                    -------

1.01      Purpose
          -------

          The purpose of the Plan is to provide retirement benefits to the eligible employees of the Company and of any affiliate of the Company which adopts this Plan, as hereinafter provided.

1.02      Exclusive Benefit of Employees
          ------------------------------

          The Plan (including the Trust) is established for the exclusive benefit of the eligible employees of each Participating Employer (as hereinafter defined). It is intended that none of the Trust corpus or income shall revert to any Participating Employer, except as otherwise provided under Sections 9.05 and 16.09 hereof.

                                  ARTICLE II

                                  DEFINITIONS
                                  -----------

The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

2.01 ACCRUED BENEFIT means the monthly benefits to which a Participant is entitled under the Plan, as computed in accordance with Section 5.01 as a Basic Pension using Compensation and Credited Service as of the applicable date of calculation.

2.02 ACTIVE PARTICIPANT means an Employee who meets the eligibility requirements set forth in Section 3.01 of this Plan but who has not incurred a Severance from Service.

2.03 ACTUAL RETIREMENT means the retirement of a Participant under the terms of this Plan, irrespective of whether such retirement is Normal Retirement, Early Retirement or Late Retirement.

2.04 ACTUARIAL EQUIVALENT means the equality in value of aggregate amounts expected to be received under different forms of payment based on the interest rate and mortality assumptions, in effect on the date as of which the benefit is to commence, as such assumptions are defined below, unless otherwise specifically provided in the Plan:

          (a) The interest rate used for purposes of computing alternative periodic forms of benefits or a single-sum payment shall be seven percent (7%).

          (b) The present value of a single-sum payment (except a death benefit) shall be the present value calculated using the applicable mortality table and the applicable interest rate. The applicable mortality table is the table prescribed by the Secretary of Treasury under Section 417(e)(3) of the Code. Except as otherwise provided below, the applicable interest rate is the average annual rate of interest on 30-year Treasury securities for November of the year preceding the Plan Year during which the distribution is paid.

          (c) In determining Actuarial Equivalence for all purposes of Section 15.02, the mortality assumptions used shall be based on the applicable mortality table described in paragraph (b) of this Section.

2.05 AFFILIATE means any company (other than an Employer) which is (i) a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes an Employer; (ii) a trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with an Employer; (iii) an organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes an Employer; or (iv) any other entity required to be aggregated with an Employer pursuant to Section 414(o) of the Code.

2.06 AUTHORIZED LEAVE OF ABSENCE means any absence (including military leave) authorized by a Participating Employer under its standard personnel practices, uniformly applied, and in accordance with applicable federal law (other than ERISA); provided, however, that no absence shall be considered an Authorized Leave of Absence unless the Employee returns to employment immediately (in the case of military leave, within the 90-day period after his discharge or release or within the period prescribed by applicable law, whichever is longer) upon the expiration of such absence.

2.07 BASIC PENSION means either the MARRIED BASIC PENSION or UNMARRIED BASIC PENSION, as applicable. The MARRIED BASIC PENSION means the monthly pension computed in accordance with Section 5.01 hereof and payable to a Participant described in Section 8.02(2)hereof pursuant to the form described in such Section 8.02(2). The UNMARRIED BASIC PENSION means the monthly pension computed in accordance with Section 5.01 hereof and payable to a Participant described in Section 8.02(1) hereof pursuant to the form described in such Section 8.02(1).

2.08 BENEFICIARY means any person or fiduciary designated by a Participant who is or may become entitled to receive any Death Benefit payable under the provisions of this Plan. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed the benefits to the Beneficiary. A Beneficiary's right to information or data concerning the Plan, and the respective duties of the Committee and the Trustee to provide to the Beneficiary information or data concerning the Plan, shall not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan. For purposes of determining whether the Plan is a Top-Heavy Plan, a Beneficiary of a deceased Participant shall be considered a Key Employee or a Non-Key Employee in accordance with applicable Treasury Regulations.

2.09 BOARD means the Board of Directors of the Company, or any person or committee duly authorized to act for and represent the Board.

2.10 BREAK IN SERVICE means a Severance from Service having a duration of at least twelve (12) continuous months, as more particularly described in Section 3.02(2) (d) hereof.

2.11 CODE means the Internal Revenue Code of 1986, as amended from time to time.

2.12 COMMITTEE or PENSION COMMITTEE means the persons appointed under the provisions of Article XII hereof to administer the Plan.

2.13 COMPANY means Halter Marine Group, Inc., a corporation organized and existing under the laws of the State of Delaware, or its successor or successors.

2.14 COMPENSATION means the total of all amounts paid to a Participant by his Employer for personal services as reported on the Participant's Federal Income Tax Withholding Statement (Form W-2) plus any amounts not included in the Participant's gross income pursuant to Section 125 or 401(k) of the Code, but excluding (i) any other contributions made under this Plan or any other plan of deferred compensation, (ii) tuition reimbursement payments, (iii) moving expense payments, (iv) excess life insurance imputed income, (v) income from non-qualified stock options, (vi) automobile allowance payments, (vii) medical allowance payments, (viii) safe driving bonuses, (ix) employee awards,
          (x) lodging allowance payments,

          (xi) tool allowance payments, (xii) road expense reimbursement payments, (xiii) commuting allowance payments, (xiv) meal allowance payments, (xv) third-party sick pay, (xvi) attendance/safety bonuses,
          (xvii) travel allowances, (xviii) company automobile, and (xix) such other similar amounts as the Committee may from time to time exclude in its sole discretion. Any compensation in excess of $150,000 (as automatically increased in accordance with Treasury Department regulations to reflect cost-of-living adjustments), shall not be considered Compensation under this Plan. In applying the limitations described above, in the case of a highly compensated employee who is subject to the aggregation rules of Section 414(q) (6) of the Code because such Participant is either a 5% owner of an Employer or one of the 10 highest paid highly compensated employees, such highly compensated employee and his family members shall be treated as a single Participant; provided, however, that "family member" shall mean the Participant's spouse and any lineal descendants who have not attained age 19 before the close of the year. If, as a result of the application of these rules, the limitation is exceeded, then the limitation shall be prorated among the Participant and family members in proportion to the Compensation of each prior to the application of the limitation. Notwithstanding the preceding provisions of this
          Section 2.14, in the case of a Participant who is an Hourly-Wage Employee, no more than $30,000 of annual compensation shall be taken into account.

2.15 CREDITED SERVICE means the period of a Participant's employment considered in the determination of the amount of benefit payable to or on behalf of a Participant in accordance with Section 3.02.

2.16 DEATH BENEFIT means the total that is payable under the provisions of this Plan, by reason of the death of a Participant, to such Participant's Spouse or other Beneficiary.

2.17 EARLY RETIREMENT means the Actual Retirement of a Participant on the first day of the month coinciding with or immediately following the earlier of (1) the date when such Participant has thirty (30) or more Years of Service and shall have reached or passed his fifty-fifth
          (55th) birthday, (2) the date when such Participant has twenty-five
          (25) or more Years of Service and shall have reached or passed his sixtieth (60th) birthday or (3) the date when such Participant has twenty (20) or more Years of Service and shall have reached or passed his sixty-second (62) birthday. Notwithstanding the foregoing, Early Retirement means, with respect to a Participant described in Section
          3.05 hereof, the earlier of (1) the date the Participant satisfies the requirements for Early

          Retirement under the merged plan, or (2) the date the Participant satisfies the requirements of this Section 2.17.

2.18 EARLY RETIREMENT DATE means the date on which a Participant has taken Early Retirement.

2.19 EFFECTIVE DATE of this Plan means October 1, 1996 or as otherwise herein specified.

2.20 ELAPSED-TIME EMPLOYMENT means, with respect to an Employee, the period beginning on his Employment Commencement Date (or Re-employment Commencement Date, as the case may be) and ending on the date of his Severance from Service. Such period shall be determined without regard to the actual number of Hours of Service completed by the Employee during such period.

2.21      ELIGIBLE EMPLOYEE means an Employee--

          (a) whose wages from the Employer are subject to withholding for purposes of Federal income taxes and for purposes of the Federal Insurance Contributions Act,

          (b) who is not included in a unit of employees covered by a collective bargaining agreement unless, in the execution of such agreement, retirement benefits under this Plan were the subject of good-faith bargaining,

          (c)  who is not a Leased Employee (as defined in Section 2.22 hereof),

          (d)  who is not classified as a project status employee, and

          (e) who is not an employee or within a class of employees designated on Appendix I, attached hereto,

          Notwithstanding the foregoing, the term "Eligible Employee" shall not include any individual who is a participant, or is eligible to become a participant, in a defined benefit pension plan (other than this Plan) maintained by a Participating Employer. In addition, the term "Eligible Employee" may be revised from time to time by the Pension Committee, pursuant to duly adopted resolutions, to include other individuals employed by the Company.

2.22 EMPLOYEE means any individual currently employed by an Employer maintaining the Plan or by any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).

          The Plan treats any Leased Employee as an Employee. A Leased Employee is an individual (i) who otherwise is not an Employee of an Employer,
          (ii) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a) (3)) on a substantially full-time basis for at least one (1) year, and (iii) who performs services historically performed by Employees in the Employer's business field. The Compensation of a Leased Employee includes compensation from the leasing organization which is attributable to services performed for the Employer.

          Notwithstanding the foregoing, a Leased Employee shall not be treated as an Employee of an Employer if the leasing organization covers the Leased Employee in a Safe Harbor Plan and, prior to the application of this exception, twenty percent (20%) or less of the Employer's Employees (other than highly compensated employees, as defined in the Code) are Leased Employees. A Safe Harbor Plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least ten percent (10%) of the employees "compensation" (defined in Code
          Section 415(c) (3) and including salary deferrals) without regard to employment by the leasing organization on a specified date.

2.23 EMPLOYER or PARTICIPATING EMPLOYER means the Company; Equitable Shipyards, Inc.; Gretna Machine & Ironworks, Inc.; Gulf Coast Fabrication, Inc.; Halter Marine, Inc.; Halter Marine Services, Inc.; Trinity Gulf Repair, Inc.; Trinity Marine Gulfport, Inc.; Trinity Marine Panama City, Inc.; Trinity Marine Pascagoula, Inc.; Trinity Yachts, Inc.; and Washington Marine Fabricators, Inc.; or any other entity affiliated with the Company which, with the consent of the Company by appropriate resolutions, has adopted this Plan.

2.24 EMPLOYMENT COMMENCEMENT DATE means the first date on which an Employee completes an Hour of Service.

2.25 ERISA means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.26 EXTENDED ABSENCE EMPLOYEE means any Employee whose absence from employment with the Employers is attributable to (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) the care of a child by the Employee during the period immediately following such child's birth to, or placement with, the Employee.

2.27 FIDUCIARY or SPECIFIED FIDUCIARY means any Participating Employer, the Committee, and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in Section 12.01.

2.28 FINAL MONTHLY COMPENSATION means a Participant's monthly average Compensation during the five (5) consecutive calendar years of his employment which provide the highest average out of his ten (10) completed calendar years of employment with the Employers immediately preceding the earlier of his Normal Retirement Date, death, or other Severance from Service; provided, however, that in the case of a Participant who has been employed by the Employers for a period of less than five (5) calendar years immediately preceding the earlier of his Normal Retirement Date, death, or other Severance from Service, "Final Monthly Compensation" shall mean his monthly average compensation during his total completed calendar years of active employment with the Employers. For these purposes, (i) any calendar year in which a Participant received no Compensation shall be disregarded, and (ii) in determining monthly average Compensation, only those months during which the Participant received Compensation shall be taken into account.

2.29      HOUR OF SERVICE means, with respect to an Employee, any hour for which

          (1) such Employee is paid, or entitled to payment, by a Participating Employer for the performance of duties;

          (2) such Employee is paid, or entitled to payment, by a Participating Employer on account of a period of time during which he performs no duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, jury duty or any Authorized Leave of Absence (other than military leave); or

          (3) back pay is, or is agreed to be, awarded to such Employee by a Participating Employer.

          The rules stated in Department of Labour Regulations Sections 2530.200b-2(b) and (c) shall be applied, where relevant, in computing Hours of Service under this Plan.

          Hours of Service shall be determined from records maintained by each Employer; provided, however, that an Employer may elect to determine Hours of Service for any classification of Employees which is reasonable, non-discriminatory and consistently applied, on the basis that Hours of Service include forty-five (45) Hours of Service for each week or portion thereof during which an Employee is credited with one (1) Hour of Service.

2.30 HOURLY-WAGE EMPLOYEE means an individual compensated on an hourly-wage basis (exclusive of office or clerical workers).

2.31 LATE RETIREMENT DATE means the first day of any calendar month coinciding with or next following the date of Actual Retirement of an Active Participant who remains in active service subsequent to his Normal Retirement Date.

2.32 LATE RETIREMENT means the Actual Retirement of a Participant on his Late Retirement Date.

2.33 NORMAL RETIREMENT DATE for each Participant shall be the first day of the calendar month coinciding with or immediately following his sixty-fifth (65th) birthday or if later, the fifth (5th) anniversary of the Participant's Employment Commencement Date; provided, however, that the Normal Retirement Date of any Participant whose employment commenced after attainment of age sixty (60) years shall be the later of age sixty-five (65) years or the fifth (5th) anniversary of the date on which such participation commenced.

2.34 NORMAL RETIREMENT means the Actual Retirement of a Participant on his Normal Retirement Date.

2.35 PARTICIPANT means any Active Participant, Retired Participant, Terminated Participant, or any one or more thereof.

2.36 PLAN means the Halter Marine Group Pension Plan, the Plan set forth herein, as amended from time to time.

2.37 PLAN YEAR means the period beginning April 1 and ending on the next succeeding March 31.

2.38 RE-EMPLOYMENT COMMENCEMENT DATE means the first date on which an Employee completes an Hour of Service on his return to the employment of a Participating Employer after a Break in Service.

2.39 RETIRED PARTICIPANT means a once Active Participant who is currently receiving, or is entitled to receive, retirement benefits from the Trust under the terms of the Plan by reason of Actual Retirement.

2.40 SERVICE means the period of a Participant's employment considered in the determination of his vested interest hereunder and his eligibility herein for Early Retirement, in accordance with Section 3.02.

2.41 SEVERANCE FROM SERVICE means, with respect to an Employee, the later of (1) or (2) where--

          (1) is the earlier of (a) the date on which he quits, or is discharged from, the employment of the Participating Employers, or the date of his Actual Retirement or death, or (b) the first anniversary of the first date of a period in which he remains absent from the employment of the Participating Employers, with or without pay, for any reason other than one specified in (a), such as vacation, holiday, sickness, Authorized Leave of Absence or layoff; and

          (2) is, in the case of an Extended Absence Employee, the second anniversary of such Employee's absence.

          For purposes of paragraph (1)(b) of this Section, an Employee shall be treated as on layoff status only if (i) such Employee's employment has been terminated because of an involuntary reduction in workforce and
          (ii) such Employee returns to active employment within a twelve (12)- month period beginning on the date of such termination of employment.

2.42 SPOUSE means the spouse of a Participant who is and has been legally married to the Participant under the laws of the jurisdiction in which the marriage was contracted for a period of at least one (1) year ending on the earlier of (i) the date of the Participant's death or
          (ii) the date on which his benefits hereunder commence.

2.43 TERMINATED PARTICIPANT means a once Active Participant who incurs a Severance from Service for a reason other than Actual Retirement or death. Except as otherwise provided in Article VII hereof, a Terminated Participant shall forfeit all benefits under this Plan.

2.44 TRUST means the Halter Marine Group Pension Plan Trust, as amended from time to time.

2.45 TRUSTEE means the corporation or individuals appointed by the Company to administer the Trust.

2.46 TRUST FUND means the cash, securities and other property held by the Trustee pursuant to the terms of the Trust.

                                  ARTICLE III

                           PARTICIPATION AND SERVICE
                           -------------------------

3.01      Participation
          -------------

          An Eligible Employee shall become a Participant in this Plan as follows:

          (1) Any Eligible Employee as of the Effective Date who has both attained the age of eighteen (18) years and completed a twelve
               (12)-month computation period beginning on his Employment Commencement Date (or anniversaries thereof) and ending prior to the Effective Date of not less than one thousand (1,000) Hours of Service shall become a Participant on the Effective Date.

          (2) The participation of any Eligible Employee not described above shall commence on the date as of which he has both attained the age of eighteen (18) years (or such younger age as may be required by applicable legislation) and completed a twelve (12)- month computation period ending prior to said date and beginning on his Employment Commencement Date (or anniversaries thereof) of not less than one thousand (1,000) Hours of Service.

          An Active Participant who incurs a Severance from Service and who is subsequently re-employed by a Participating Employer shall immediately re-enter the Plan as an Active Participant on the date of his re-employment.

          The Committee is hereby authorized to identify, in writing on Appendix I, those Employees or classes of Employees employed at a location of an Employer who are not eligible to participate in the Plan. The Committee is further authorized and directed to revise Appendix I, or to have Appendix I revised by the appropriate person designated by the Committee, to reflect any necessary additions and deletions thereto as soon as administratively possible following such identification by the Committee. Revisions to Appendix I shall require the adoption of a Plan amendment and, notwithstanding the provisions of Section 14.01 hereof, the Board of Directors of the Company hereby delegates to the Committee (or the Committee's authorized representative) the authority to execute such an amendment from time to time.

3.02      Service and credited Service
          ----------------------------

          A Participant's Service and Credited Service shall be determined in accordance with the following:

          (1)  In General.  Subject to the Break in Service provisions of
               ----------
               paragraph (4) of this Section 3.02, an Employee's Service and Credited Service shall equal the total of his Elapsed-time Employment. Service shall be counted in years and days, and Credited Service shall be counted in years and completed months.

          (2)  Transfers from Affiliates.  In the event that an Employee who at
               -------------------------
               any time was employed by an Affiliate either commences employment with a Participating Employer, or returns to the employment of a Participating Employer, then, except as otherwise provided below, such Employee shall receive Service (but not Credited Service) with respect to the period of his employment with such Affiliate (to the extent not credited under paragraph
               (3) of this Section 3.02)). In applying the provisions of the preceding sentence--

               (a) such Employee shall not receive Service with respect to any period of employment with such Affiliate completed prior to the date on which such Affiliate became an Affiliate;

               (b) the amount of such Service shall be determined in accordance with paragraph (1) of this Section 3.02, as if such Affiliate were a Participating Employer; and

               (c) if such Employee incurs a Break in Service (as defined in paragraph (4) of this Section 3.02, and determined as if such Affiliate were a Participating Employer) prior to his commencement of employment with the Participating Employer or return to the employment of the Participating Employer, then the amount of such Employee's Service attributable to the period of his employment with such Affiliate shall be determined in accordance with paragraph (4) of this Section 3.02.

               In determining any benefit of such Employee under this Plan, his Compensation and Final Monthly Compensation shall be calculated as if all Affiliates were Participating Employers.

          (3)  Transfers to Affiliate.  In the event that a Participant who at
               ----------------------
               any time was employed by a Participating Employer either commences employment with an Affiliate, or returns to the employment of an Affiliate, then, except as otherwise provided below, such Participant shall receive Service (but not Credited Service) with respect to the period of his employment with such Affiliate (to the extent not credited under paragraph (2) of this section 3.02). In applying the provisions of the preceding sentence--

               (a) the amount of such Service shall be determined in accordance with paragraph (1) of this Section 3.02, as if such Affiliate were a Participating Employer; and

               (b) if such Participant incurs a Break in Service (as defined in paragraph (4) of this Section 3.02 and determined as if such Affiliate were a Participating Employer) prior to his commencement of employment with the Affiliate or return to the employment of the Affiliate, then the amount of such Participant's Service attributable to his prior period of employment with the participating Employer shall be determined in accordance with paragraph (4) of this Section 3.02.

               In determining any benefit of such Participant under this Plan, his Compensation and Final Monthly Compensation shall be calculated as if all Affiliates were Participating Employers. In addition, except as otherwise provided in Section 9.03, such Participant shall receive no benefits under this Plan prior to the date on which he incurs a Severance from Service, determined as if all Affiliates were Participating Employers.

          (4)  Break in Service. An Employee who incurs a Severance from Service
               ----------------
               and who fails to complete at least one (1) Hour of Service during the twelve (12)-month period beginning on the date of such Severance from Service shall have a Break in Service. If, during the twelve (12)-month period beginning on the date of an Employee's Severance from Service, the Employee shall return to the employment of a Participating Employer by completing at least one (1) Hour of Service within such twelve (12)-month period, then such Employee will not have a Break in Service and shall receive Service (but not Credited Service) for the period beginning on the date of his Severance from Service and ending on the date of his re-employment; provided, however, that in the case of an Employee who is absent from the employment of the Participating Employers for a reason specified in Section 2.41
               (1) (b) hereof and who, prior to the first anniversary of the first date of such absence incurs a Severance from Service for a reason specified in Section 2.41 (1) (a) hereof, such Employee shall receive Service only if he completes at least one (1) Hour of Service within the twelve (12)-month period beginning on the first date of such absence and shall receive such Service only for the period beginning on the first day of such absence and ending on the date of his re-employment. Upon incurring a Break in Service, an Employee's rights and benefits under the Plan shall be determined in accordance with his Service, Credited Service and Compensation at the time of the Break in Service. For a Participant who, at the time of a Break in Service, satisfied any requirements of this Plan for vested benefits, his pre-break Service and Credited Service shall, upon his Re-employment Commencement Date, be restored in determining his rights and benefits under the Plan. For an Employee who, at the time of a Break in Service, had not fulfilled such requirements, periods of pre-break Service and Credited Service shall, upon his Re-employment Commencement Date, be restored only if the consecutive periods of Break in Service were less than the greater of sixty
               (60) months or the total periods of pre-break Service or Credited Service, as the case may be.

          (5)  Special Rule for Extended Absence Employees. Notwithstanding the
               -------------------------------------------
               preceding provisions of this Section 3.02, in the case of an Extended Absence Employee defined in Section 2.26 hereof, the period between the first and second anniversaries of such Employee's absence shall, under no circumstances, be treated as a period of Service or Credited Service.

3.03      Transfer From or To Job as an Employee
          --------------------------------------

          It is contemplated that an individual who is an Eligible Employee as defined in Section 2.21 hereof may be transferred to a job provided by an Employer which will result in his no longer being an Eligible Employee as defined in such Section, and, conversely, that an individual employed by an Employer who is not an Eligible Employee as defined in Section 2.21 hereof may be transferred to a job provided by an Employer which will result in his being an Eligible Employee as defined in such Section. The eligibility of such and individual for benefits hereunder, and/or the amount of benefit payable to him or on his behalf, shall be determined in accordance with the following provisions:

          (1)  If an individual who is an Eligible Employee as defined in
               Section 2.21 hereof ceases to be an Eligible Employee as defined in such Section, then he shall receive Service (but not Credited Service) for the period of his continued employment with the Employers. Except as otherwise provided in Section 9.03, such individuals shall receive no benefits under this Plan prior to the date on which he incurs a Severance from Service. For purposes of determining his Accrued benefit, his Final Monthly Compensation shall be computed by reference to the period ending with the date of his Severance From Service.

          (2)  If an individual who is not an Employee as defined in Section
               2.21 hereof is transferred to a job as an Eligible Employee as defined in such Section, he shall become a Participant hereunder as of the date of such transfer if he had satisfied the requirements of Section 3.01 hereof; provided, however, that in determining whether he had satisfied such requirements, such individual shall be credited with Hours of Service completed prior to the date of transfer. Such individual shall receive Service (but not Credited Service) for his period of employment with the Employers prior to the date of such transfer. For purposes of determining his Accrued Benefit, his Final Monthly Compensation shall be determined by including his period of employment with the Employers prior to the date of such transfer.

          (3) If a Participant is entitled to a benefit under the Plan and any other qualified defined benefit plan maintained by the Employer for individuals who do not qualify as Eligible Employees as defined in Section 2.21 hereof as of his date of Severance from Service, the administrators of the plans may, by mutual agreement, provide for payment of the entire monthly income or other benefit from one trust fund with appropriate reimbursement to the trustee of the trust fund from which the benefits are to be paid by transfer of funds equal to the single-sum value of the benefits payable under the other plan to the trust fund from which benefits actually will be paid.

3.04      Employment by More Than One Participating Employer
          --------------------------------------------------

          In the event that a Participant has been or is employed by more than one Participating Employer as of his Severance from Service, his benefit under the Plan, if any, shall be computed by applying the benefit formulas as if all the Employers were a single Employer; provided, however, there must be a proper allocation (taking into account the Credited Service and Compensation applicable to each Employer) of the costs of the resulting benefits among the Employers by which such Participant has been or is employed.

3.05      Special Rules for Certain Participants in Trinity Industries, Inc.
          ------------------------------------------------------------------
          Marine Group Pension Plan
          -------------------------

          Notwithstanding any provision to the contrary herein contained, the following special rules shall apply with respect to any Employee as of October 11, 1996 who immediately prior to October 1, 1996 was an active participant (including a participant on an authorized leave of absence, but not including a participant on layoff status) in the Trinity Industries, Inc. Marine Group Pension Plan (the "Trinity Marine Plan") maintained by Trinity Industries, Inc.:

          (1) Such Employee shall become a Participant in this Plan on October 1, 1996.

          (2) Such Employee shall be credited with Service under Section 3.02 hereof only for periods of employment completed on and after October 1, 1996. In addition, (a) such Employee shall receive Service with respect to periods of employment completed prior to October 1, 1996, and credited to such Employee under the Trinity Marine Plan in calculating his vested interest under such Trinity Marine Plan, and (b) such Employee's vested percentage as determined pursuant to Section 7.01 hereof shall not be less than the vested percentage he would have had under the Trinity Marine Plan, based on the vesting provisions of the Trinity Marine Plan as in effect on September 30, 1996 and his years of Service (including Service credited under (a) of this paragraph).

          (3)  Such Employee's Accrued Benefit under this Plan shall be based on
               (a) credited service completed prior to October 1, 1996 and calculated in accordance with the Trinity Marine Plan and (b) Credited Service granted for periods of employment completed on and after October 1, 1996 and calculated in accordance with the provisions of this Plan. Notwithstanding the preceding provisions of this paragraph (3), under no circumstances shall such Employee's Accrued Benefit be less than his Accrued Benefit determined under the benefit formula of the Trinity Marine Plan as of September 30, 1996, taking into account all periods of employment which were or would have been credited to such Employee under the Trinity Marine Plan in calculating his accrued benefit under such Trinity Marine Plan as of September 30, 1996.

                                  ARTICLE IV

                                 CONTRIBUTIONS
                                 -------------

4.01      Employer Contributions
          ----------------------

          Each Participating Employer shall make periodic contributions necessary to meet the cost of the Plan with respect to its Participants. The Pension Committee shall, each Plan Year, determine the contributions to be made to this Plan by all Participating Employers for such Year. All such contributions shall be delivered to the Trustee.

4.02      Participant Contributions
          -------------------------

          Participants are neither required nor permitted to make contributions to the Plan.

4.03      Cost
          ----

          All contributions will be subject to ERISA and to the Code, and all regulations promulgated thereunder, and subject to any other appropriate governmental regulatory authority, and will be declared paid within the time permitted by law.

          All contributions to this Plan by an Employer shall consist of amounts sufficient, as determined by the Pension Committee under the funding policy it has established, and consistent with the minimum funding standards of ERISA, to provide the benefits that will accrue under this Plan, unless because of business hardship, the Secretary of the Treasury of the United States shall waive the minimum standards as provided in Section 4.04. Contributions may be in cash or kind; provided, however, that contributions may be made in kind only if such contributions qualify under the Code (and the rules, regulations and guidelines promulgated thereunder) and under any other appropriate governmental regulatory authority, and are acceptable to the Trustee.

          All credits under this Plan due to Trust Fund earnings in excess of the assumed return on assets, together with all gains, forfeitures, or other experience adjustments shall be used to reduce the cost of the Plan.

4.04      Payment of Contributions
          ------------------------

          Contributions by an Employer for a particular Plan Year shall be delivered to the Trustee no later than two and one-half (2-1/2) months after the close of the Employer's fiscal year with respect to which such contributions are made, or within such longer period, not to exceed six (6) additional months, as may be permitted under regulations of the Secretary of the Treasury of the United States. However, if, under such regulations, a waiver of a particular Plan Year's contributions shall have been granted for substantial business hardship, the time limits of this Section 4.04 shall be disregarded.

4.05      Reversion
          ---------

          Except as otherwise provided in Section 9.05 and 16.09 hereof, under no circumstances shall any Participating Employer recover any assets of the Trust Fund. No assets of the Trust Fund shall be diverted to any purpose other than (1) the exclusive benefit of the Participants or their Beneficiaries, and (2) defraying reasonable expenses of administering the Plan and Trust.


                                   ARTICLE V

                                  RETIREMENT
                                  ----------

5.01      Normal Retirement Date
          ----------------------

          An Active Participant who attains his Normal Retirement Date shall be fully vested in his Accrued Benefit. In the event of such Participant's Normal Retirement, he shall be entitled to a monthly benefit equal to the product of (1) times (2), where--

          (1) is the lesser of (i) the number of his years of Credited Service (and fractions thereof, rounded off to whole months); or (ii) if the Participant is an Hourly-Wage Employee, twenty (20); and

          (2) is three-fourths of one percent (.75%) of his Final Monthly Compensation.

5.02      At Early Retirement Date
          ------------------------

          An Active Participant who elects to retire on his Early Retirement Date shall remain fully vested in his Accrued Benefit and shall receive a monthly benefit to commence on his Early Retirement Date in an amount equal to his Accrued Benefit reduced on an Actuarially Equivalent basis for the period by which the starting date of pension payments precedes his Normal Retirement Date; provided, however, that the Participant may elect to defer commencement of benefits until his Normal Retirement Date or until such earlier date which is prior to his Normal Retirement Date and subsequent to his Early Retirement Date, and, in the event of such election to defer, his monthly benefit shall be determined under the provisions of Article VII hereof.

5.03      At Late Retirement Date
          -----------------------

          (1) If a Participant remains in the employ of a Participating Employer after his Normal Retirement Date, he shall be fully vested in his Accrued Benefit as of such Normal Retirement Date, but, except as otherwise provided in Section 8.06 hereof, shall not be entitled to receive any payment of retirement benefits from this Plan until his Actual Retirement. Such Participant shall continue to accrue benefits after his Normal Retirement Date if his Accrued Benefit would increase because of additional Credited Service or Compensation. Such Participant's Accrued Benefit at Actual Retirement Date shall be the greater of (i) his Accrued Benefit earned at his Normal Retirement Date, increased by interest for the period beginning on his Normal Retirement Date and ending on the date of his Actual Retirement, where all computations shall be on the basis of the interest and mortality assumptions used to determine Actuarial Equivalence as of his Normal Retirement Date; or (ii) his Accrued Benefit, determined as of the date of his Actual Retirement, taking into account Credited Service and Compensation earned after his Normal Retirement Date. Such benefit shall be payable in accordance with the provisions of Article VIII.

          (2) The Accrued Benefit for any Participant who remains in the employ of a Participating Employer after the Required Beginning Date defined in Section 8.05 shall be reduced by the Actuarial Equivalent of the total distributions made to the Participant as of the close of each Plan Year during which distribution is made, and recalculated as of each January 1 following the Required Beginning Date.


                                  ARTICLE VI

                                     DEATH
                                     -----

6.01      Prior to Actual Retirement or Other Severance from Service
          ----------------------------------------------------------

          In the event of the death of an Active Participant who is vested in his Accrued Benefit, his Spouse will be entitled to receive a Death Benefit equal to fifty percent (50%) of the monthly benefit to which the Participant would have been entitled at his earliest retirement date, determined as if his benefits had commenced on such date and were payable pursuant to the form specified in Section 8.02(2) hereof.

          Such benefit shall be paid in the form of a life annuity and, in the case of a Participant who dies prior to his earliest retirement date, shall commence no later than such earliest retirement date; provided that, with the consent of the Committee, the Participant's Spouse may elect that the value of such Death Benefit be paid in any Actuarially Equivalent form of payment. Any such form of payment must be distributed in accordance with the provisions of Section 8.05 hereof.

6.02      After Actual Retirement or Other Severance From Service
          -------------------------------------------------------

          In the event of the death of a Retired Participant or a Terminated Participant who is vested in his Accrued Benefit, the following provisions shall apply:

          (1)  Before Commencement of Benefits.  If the Participant dies before
               -------------------------------
               his benefits have commenced, then (i) if the Participant is a Retired Participant, his Spouse shall be entitled to the monthly benefit to which such Spouse would have been entitled under
               Section 8.02(2) hereof had the Participant's benefits commenced on the day immediately prior to the date of his death; or (ii) if the Participant is a Terminated Participant, his Spouse shall be entitled to fifty percent (50%) of the monthly benefit to which such Participant would have been entitled at his earliest retirement date, determined as if he had survived to his earliest retirement date and had retired on the day immediately prior to the date of his death, with his benefits payable at his earliest retirement date in the form specified in Section 8.02(2) hereof.

          (2)  After Commencement of Benefits.  If the Participant dies after
               ------------------------------
               his benefits have commenced, the only benefit payable on behalf of such Participant shall be the benefit, if any, payable under the form of pension which is in effect in accordance with Section
               8.02 or which the Participant had elected under Section 8.03.

6.03      Earliest Retirement Date
          ------------------------

          For purposes of this Article VI, a Participant's "earliest retirement date" shall be his Early Retirement Date, determined solely by reference to the earliest age requirement for Early Retirement; provided that, in the case of a Participant who terminates employment before satisfying the service requirement for Early Retirement, such Participant's "earliest retirement date" shall be his Normal Retirement Date.

6.04      No Duplication of Benefit
          -------------------------

          Notwithstanding the foregoing, with respect to a Participant who is entitled to a Death Benefit under this Plan and one or more other qualified defined benefit pension plans maintained by the Employers, the total amount of Death Benefit payable to the Participant under this Plan shall be offset (but not below zero) by the value of the death benefits payable under such other plans.


                                  ARTICLE VII

                         OTHER SEVERANCE FROM SERVICE
                         ----------------------------

7.01      Benefits
          --------

          When a Participant incurs a Severance from Service for reasons other than death or Actual Retirement, such Terminated Participant shall be entitled to a monthly retirement income to commence on his Normal Retirement Date (or on such earlier date specified in Section 7.03 below) in an amount equal the product of--

          (1) the Participant's Vested Percentage (as specified in the Vesting Schedule described in subsection (4)) based on his years of Service as of the date of his Severance from Service, multiplied by

          (2)  his Accrued Benefit on the date of his Severance from Service.

          (3) A transfer from one Participating Employer to another Participating Employer or from a Participating Employer to an Affiliate shall not constitute a Severance from Service for these purposes.

          (4)  The following Vesting Schedule shall apply:

               Years of Services             Vested Percentage
               -----------------             -----------------

               Less than 5 years                       0%
               5 years or more                       100%

7.02      Effect of Prior Distribution
          ----------------------------

          (1) In the event that a Terminated Participant receives payment of the present value of his vested Accrued Benefit (determined under Section 7.01 hereof) and later is re-employed by a Participating Employer and re-commences participation in the Plan as an Active Participant, then--

               (a) if the Participant had voluntarily elected payment of such Accrued Benefit, the Credited Service attributable to the Participant's prior period of employment shall, subject to the provisions of paragraph (2) of this Section 7.02, be forfeited; or

               (b) if the Participant had not voluntarily elected payment of such Accrued Benefit and had received payment of the present value of his entire Accrued Benefit, the Credited Service attributable to the Participant's prior period of employment shall, subject to the provisions of paragraph (2) of this
                    Section 7.02, be forfeited.

          (2) Notwithstanding the provisions of paragraph (1), above, if a Terminated Participant is re-employed by an Employer and if, by the end of a 5-year period beginning on his Re-employment Commencement Date, he repays to the Trustee the full amount of his previous payments (with interest equal to the lesser of (i) five percent (5%), or (ii) interest computed on the basis of the interest and mortality assumptions used for the actuarial valuation of the Trust Fund coincident with or immediately preceding his Re-employment Commencement Date), then the Credited Service attributable to his prior period of employment shall not be forfeited and shall be fully restored.

7.03      Early Retirement Age
          --------------------

          In the event a Terminated Participant who is entitled to a benefit under Section 8.01 above has, at the time of his Severance from Service, completed the Service requirement for Early Retirement, but not the age requirement, such Terminated Participant shall, upon application, be entitled to request commencement of such benefit as of the first day of any month coincident with or next following his attainment of the required age, with such benefit reduced for early payment as described in Section 5.02.

7.04      Terminated Participant's Address
          --------------------------------

          It shall be the obligation of a Terminated Participant to keep the Pension Committee informed of his current address.

7.05      Payment of Terminated Participant's Benefits
          --------------------------------------------

          Except as otherwise provided in Section 7.03, payment of a benefit to a Terminated Participant shall commence at the time such Terminated Participant would have been entitled to benefits had he continued in active employment to the earlier of his Normal Retirement Date or death, with such benefit to be payable pursuant to the provisions of Sections 8.01 and 8.02 hereof; provided that a Terminated Participant who incurs a Break in Service prior to April 1, 1998, the present value of whose Accrued Benefit under this Plan (plus, in the case of a Participant described in Section 3.05 hereof, any accrued benefit to which he may be entitled under the Terminated Plan referred to in Section 3.05 of the Trinity Marine
          Plan) is Ten Thousand Dollars ($10,000.00) or less, may elect that the present value of his Accrued Benefit be paid to him in a lump sum as soon as administratively feasible after the end of the Plan Year in which he incurs such Break in Service, with such election to be made on a form or forms provided by the Pension Committee for this purpose.

7.06      Limitation Amount
          -----------------

          Notwithstanding anything herein to the contrary, if the present value of (i) a Terminated Participant's vested Accrued Benefit under this Plan, plus (ii) in the case of a Participant described in Section 3.05 hereof, any accrued benefit to which he may be entitled under the Terminated Plan referred to in Section 3.05 of the Trinity Marine Plan, is less than Three thousand five hundred dollars ($3,500.00), such benefit, to the extent not payable pursuant to the annuity contract referred to in paragraph (4) of Section 3.05 of the Trinity Marine Plan, shall be paid in a lump sum as soon as practicable after the end of the Plan Year in which such Participant has incurred a Break in Service (as defined in Section 3.02(2) (d) hereof).

7.07      Deemed Cashout
          --------------

          A Terminated Participant who incurs a Severance from Service without a Vested Percentage in his Accrued Benefit pursuant to Section 7.01 hereof shall be deemed to have received a distribution of zero dollars on the date of such Severance from Service.

                                 ARTICLE VIII

                  SETTLEMENT OPTIONS-DISTRIBUTION OF BENEFITS
                  -------------------------------------------

8.01      When Payable
          ------------

          No Participant or his Beneficiary shall receive any payment under this Plan until the occurrence of one of the following events:

          (1)  the Participant's Normal, Early or Late Retirement;

          (2)  the death of the Participant;

          (3)  the Participant's Break in Service; and

          (4)  the termination of this Plan.

          In no event shall any Participant have any interest in the Trust Fund except as provided in this Plan and the Trust.

8.02      Basic Pension
          -------------

          (1)  Unmarried Basic Pension.  Subject to the provisions of Section
               -----------------------
               8.03 hereof, each Participant entitled to a distribution as herein provided and who does not have a Spouse on the date of which payment of his benefits begins, shall receive an Unmarried Basic Pension, consisting of monthly payments during the life of the Participant.

          (2)  Married Basic Pension.  (a)  Automatic Payment.  Each Participant
               ---------------------        -----------------
               who is entitled to a distribution as herein provided and who has a Spouse on the date on which payment of his benefits begins shall receive a Married Basic Pension, consisting of a "qualified joint and survivor annuity". The qualified joint and survivor annuity is a form of payment under which a modified monthly amount is payable to the Participant for his life, and, upon his death, fifty percent (50%) of such monthly amount is payable to his Spouse, if surviving, for the remainder of the Spouse's life. The modification shall be such that the Married Basic Pension is Actuarially Equivalent to the Unmarried Basic Pension the Participant would have received if he were not married on the date on which payment of his benefits begins.

               (b)  Election.  (i) When Made.  Notwithstanding the provisions of
                    ------------------------
                    subparagraph (a) of this paragraph (2), a Participant described in such subparagraph (a) may, in lieu of the qualified joint and survivor annuity, elect to receive his benefits as an Unmarried Basic Pension or in any other optional form provided under Section 8.03; provided, however, that such election shall be effective only if the Participant's Spouse consents to such election in an instrument acknowledging the effect of such election. The election described in the preceding sentence shall be made in writing on forms provided by the Pension Committee for this purpose and within the ninety (90)-day period ending on the benefits commencement date. Any election made during such period may be revoked in writing prior to the end of such period.

                    (ii) Materials to be Furnished. The Pension Committee shall
                         -------------------------
                    furnish to a Participant described in subparagraph (a) of this paragraph (2) a written explanation of the terms and financial effect of the qualified joint and survivor annuity, the circumstances under which it will be provided unless an election is made not to receive benefits in such form, and the availability of the election described in clause (i) of this subparagraph (b). The materials described in this clause (ii) shall be furnished to such Participant within a reasonable time prior to the benefits commencement date but, in all events, neither earlier than ninety (90) days nor later than thirty (30) days prior thereto.

8.03      Optional Pensions
          -----------------

          In the event a Participant prefers a mode of payment other than one described in Section 8.02 hereof, he may request in writing that the Pension Committee distribute his benefits under one of the following options (which must be Actuarially Equivalent to the Basic Pension):

          (1) By monthly payments to be made to such Participant for life, with or without a minimum guaranteed period or a Death Benefit;

          (2) By payment in the form of a joint and survivor annuity where the survivor's annuity shall be fifty percent (50%), sixty-six and two-thirds percent (66-2/3%), seventy-five percent (75%) or one hundred percent (100%) of the amount paid to the Participant during the joint lives of the Participant and his surviving annuitant.

          (3) In the case of a Participant or Beneficiary who incurs a Severance from Service prior to April 1, 1998 (or any Beneficiary of such Participant), the present value of whose Accrued Benefit under this Plan (plus, in the case of a Participant described in Section 3.05 hereof, any accrued benefit to which he may be entitled under the Terminated Plan referred to in Section 3.05 of the Trinity Marine Plan) is Ten Thousand Dollars ($10,000.00) or less, by payment of the present value of his Accrued Benefit in the form of a lump sum.

          In no event shall the form of payment have a guaranteed period of payment running beyond the then life expectancy of the Participant or the joint life expectancy of the Participant and his Beneficiary designated in accordance with Section 12.12. Except as provided in
          Article VI hereof, no Death Benefit shall be payable under any one of the foregoing optional pensions in the event that the Participant dies prior to the date on which his benefits hereunder commence. In addition, no election made by a Participant under this Section 8.03 shall be given effect if such election would cause the present value of the payments to be made to such Participant to be fifty percent (50%) or less than the present value of the total payments to be made to the Participant and his Beneficiary.

8.04      Directed Transfer of Eligible Rollover Distributions
          ----------------------------------------------------

          (1)  General. Notwithstanding any provision of the Plan to the
               -------
               contrary that would otherwise limit a "Distributee's" election under this Section, a "Distributee" may elect, at the time and in the manner prescribed by the Committee, to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the "Distributee" in a "Direct Rollover," as each such term is hereinafter defined.

          (2)  Eligible Rollover Distribution. An Eligible Rollover Distribution
               ------------------------------
               is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Distributee (or the joint lives or joint life expectancies of the Distributee) and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent that such distribution is required under Code Section 401 (a)(9); and (c) the portion of any distribution that is not includable in the recipient's gross income.

          (3)  Eligible Retirement Plan. An Eligible Retirement Plan is an
               ------------------------
               individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover

               Distribution to a Participant's surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (4)  Distributee. A Distributee includes an Employee or former
               -----------
               Employee. In addition, the surviving spouse of an Employee or former Employee and the spouse or former spouse of an Employee or former Employee, if such spouse or former spouse is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of such spouse, surviving spouse or former spouse.

          (5)  Direct Rollover. A Direct Rollover is a payment by the Plan to an
               ---------------
               Eligible Retirement Plan specified by the Distributee.

8.05      Mandatory Distribution of Retirement Benefits
          ---------------------------------------------

          (1)  In General. Subject to the provisions of this Section 8.05,
               ----------
               commencement of a benefit will, unless the Participant elects otherwise in writing, begin not later than the 60th day after the later of (i) the close of the Plan Year in which the Participant attains his Normal Retirement Date or (ii) the close of the Plan Year which contains the date on which the Participant incurs a Severance from Service.

               For purposes of this Section, life expectancy and joint and last survivor expectancy are to be computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations.

               All distributions required under this Section will be determined and made in accordance with the Income Tax Regulations issued under Code Section 401(a)(9).

          (2)  Mandatory Distribution to Participant. Payment of a Participant's
               -------------------------------------
               benefits must begin no later than the April 1 immediately following the calendar year in which he attains age 70-1/2 years ("Required Beginning Date"). A Participant's benefits must either be distributed in the calendar year containing his Required Beginning Date or must be paid over a period not exceeding one of the following periods:

               (a) the lifetime of the Participant;

               (b) the lifetime of the last survivor of the Participant and the Participant's designated Beneficiary;

               (c)  the life expectancy of the Participant; or

               (d) the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary.

          (3)  Determination of Amount To Be Distributed Each Year.  If the
               ---------------------------------------------------
               Participant's interest is to be paid in the form of annuity distributions under the Plan, payments under the annuity must satisfy the following requirements:

               (a) The annuity distributions must be paid in periodic payments made at intervals no longer than one year;

               (b) The distribution period must be over a life (or lives) or over a period certain not longer than a life expectancy or joint life and last survivor expectancy described in Code
                    Section 401(a) (9) (A) (ii) or 401(a) (9) (B) (iii),
                    whichever is applicable;

               (c) The life expectancy or joint life and last survivor expectancy for purposes of determining the period certain must be determined without recalculation of life expectancy;

               (d) Once payments have begun over a period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted;

               (e) Payments must either be non-increasing or increase only as follows:

                    (i) in accordance with any percentage increase in a specified and generally recognized cost-of-living index;

                    (ii) to the extent of the reduction in the amount of the payment to the Participant necessary to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in paragraph (2) of this Section dies and the payments continue otherwise according to that Section over the life of the Participant; or

                    (iii)  because of an increase in benefits under the Plan.

               (f) If the annuity is a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the Participant's Required Beginning Date will be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received--e.g., bimonthly, monthly, semiannually or annually.

                    If the annuity is a period certain annuity without a life contingency or is a life annuity with a period certain exceeding 20 years, periodic payments for each year must be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date (or, in the case of distributions after the Participant's death, the date distributions are required to begin pursuant to paragraph (4) of this Section) is the annual amount for the first calendar year of distribution. The annual amount for other calendar years of distribution, including the annual amount for the calendar year in which the Participant's Required Beginning Date occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

               (g) Purchased annuities are subject to the following additional conditions:

                    (i) Unless the Participant's spouse is the designated Beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first calendar year of distribution may not exceed the applicable period determined using the table set forth in Q&A-5 of Treasury Regulation Section 1.401(a) (9)-2.

                    (ii) If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a non-spouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for the period that would have been payable to the Participant using the table set forth in Q&A-6 of Treasury Regulation Section 1.401(a) (9)-2.

               (h) Any additional benefits accruing to the Participant after his Required Beginning Date must be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year in which the amount accrues.

               (i) Any part of the Participant's interest which is in the form of an individual account must be distributed in a manner satisfying the requirements of Code Section 401(a) (9) and the regulations thereunder.

          (4)  Mandatory Distribution to Beneficiaries. (a) If a Participant
               ---------------------------------------
               dies after distribution of his interest has begun, the remaining portion of the interest must continue to be distributed at least as rapidly as under the method of distribution being used before the Participant's death.

               (b) If the Participant dies before distribution of his interest begins, the Participant's entire interest must be distributed no later than five years after the Participant's death except that the Participant may elect that--

                    (i) if any portion of the Participant's interest is payable to a non-spouse designated Beneficiary, such portion be distributed in substantially equal installments over the lifetime or over a period certain no greater than the life expectancy of the designated Beneficiary. Distributions must begin no later than December 31 of the calendar year immediately following the calendar year in which the Participant dies; or

                    (ii) if any portion of the Participant's interest is payable to the Participant's spouse, such portion be distributed in substantially equal installments over the lifetime or over a period certain no greater than the life expectancy of the spouse. Such distribution must commence no later than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant dies or (ii) December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the spouse dies before payments begin, distributions shall be made as if the spouse had been the Participant.

               If a Participant does not make an election pursuant to this subparagraph (b) by the date of his death, the Participant's designated Beneficiary may elect the method of distribution no later than the earlier of December 31 of the calendar year in which distributions would be required to begin under this section or December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (5)  Special Rules.  For purposes of this Section 8.05--
               -------------
               (a) the life expectancy of a surviving spouse may be recalculated annually; however, in the case of any other designated Beneficiary, life expectancy will be calculated at the time payment first begins without further recalculation;

               (b) any amount paid to a child of the Participant will be treated as if it had been paid to the Participant's surviving spouse if the amount becomes payable to such surviving spouse when the child reaches the age of majority; and

               (c) distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date or, if the surviving spouse dies before payments begin, the date on which distribution is required to begin to the surviving spouse. If distribution in the form of an annuity described above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

8.06      One-Time Election for Commencement of Normal Retirement Income at
          -----------------------------------------------------------------
          Normal Retirement Date While Continuing in Employment
          -----------------------------------------------------

          An Active Participant who continues in the employ of the Employers after his Normal Retirement Date may elect irrevocably and on a one-time only basis to start receiving his benefits at any time on or after such Normal Retirement Date, subject to the distribution requirements of Sections 8.02 and 8.03, with such benefits to be payable from and after the date of election. Any additional benefit accruals that such Participant is entitled to receive because of his continued employment shall be determined as of his Late Retirement Date or Required Beginning Date, as defined in Section 8.05, whichever is earlier, and no adjustment in the payments to such Participant shall be made prior thereto. If the Participant continues employment beyond his Required Beginning Date, a recalculation of the Participant's retirement benefit payments shall be made as of each January 1 following such date until the January 1 following the January 1 on or immediately after the Participant's Late Retirement Date. In determining the additional retirement benefit payable to any such Participant, the Actuarial Equivalent of the retirement benefit payments that he has received shall be applied as an offset against such additional benefit (but such offset shall not result in a reduction of the retirement benefit payable to the Participant below the amount that he was receiving prior to his Actual Retirement Date).

8.07      Suspension of Benefits After Retirement
          ---------------------------------------

          The following provisions shall apply in the case of a Participant who is re-employed after his Early, Normal or Late Required:

          (1)  Before Normal Retirement Date. In the event the Participant is
               -------------------------------
               re-employed by an Employer or an Affiliate after commencement of retirement benefits but prior to his Normal Retirement Date, his benefit payments shall be suspended during such period of re-employment. Upon the Participant's subsequent retirement or termination of employment, he will be entitled to a benefit under
               Section 5.01, 5.02, 5.03, 6.01 or 6.02 of the Plan, whichever is applicable, using his Compensation and

               Credited Service during both his previous period of employment and his period of re-employment but his Accrued Benefit for purposes of determining the benefit payable under Section 5.01, 5.02, 5.03, 6.01 or 6.02 of the Plan upon his subsequent retirement or termination of service shall not be less than his Accrued Benefit as of his previous date of retirement and the benefit payable under such applicable section of the Plan upon his subsequent retirement or termination of employment shall be reduced on an Actuarially Equivalent basis by an amount equal to the sum of the retirement income payments which he received prior to his date of re-employment.

          (2)  After Normal Retirement Date. In the event the Participant is
               -----------------------------
               re-employed by an Employer after commencement of retirement benefits and after his Normal Retirement Date, benefit payments shall continue in the same form and manner as in effect immediately prior to his re-employment date. A re-employed Participant who has one (1) hour of Service in any such Plan Year shall participate in the additional accrual of benefits under the Plan.

8.08      Preservation of Protected Benefits and Optional Forms of Benefit
          ----------------------------------------------------------------
          Under Merged Plans
          ------------------

          An amendment (including any merger with another plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code Section 412(c)(8), and may not reduce or eliminate Code Section 411(d)(6) protected benefits, determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code Section 411(d)(6) protected benefits if the amendment has the effect of either (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Income Tax Regulations) or (ii) except as provided in Income Tax Regulations, eliminating an optional form of benefit. The Pension Committee shall disregard an amendment to the extent that application of the amendment would fail to satisfy the requirements of this Section 8.08.

                                  ARTICLE IX

                               PLAN TERMINATION
                               ----------------


9.01      Right to Terminate
          ------------------

          In accordance with the procedures set forth in this Article IX, the Company, acting through the Board, may terminate the Plan at any time. Subject to applicable requirements, if any, of ERISA governing termination of" Employee Pension Benefit Plans, "the Company, acting through the Board, shall direct and require the Trustee to liquidate the Trust Fund, or the applicable portion thereof, in accordance with the provisions of this Article IX.

9.02      Partial Termination
          -------------------

          Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the plan, the Trustee shall allocate and segregate for the benefit of such Participants the proportionate interest of such Participants in the Trust Fund. Such proportionate interest shall be determined by an independent, government enrolled actuary. Such actuary shall make this determination on the basis of the contributions made, the provisions of this Article, and such other considerations as the actuary deems appropiate. The Employers, the Trustee and the Pension Commitee shall have no responsibililty with respect to the determination of any such proportionate interest.

          The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of such Participants in accordance with Section 9.03.

9.03      Liquidation of Trust Fund
          -------------------------

          Upon termination of the Plan with respect to all Participants, or upon termination of the Plan with respect to a group of Participants constituting a partial termination of the Plan, each such Participant's Accrued Benefit, based on his Credited Service and Compensation prior to the date of termination, shall become fully vested and nonforfeitable; provided, however, that the Participant's recourse against the Trust Fund for satisfaction of such nonforfeitable benefit shall be limited by the extent to which such benefit is funded. In the case of Participants described in Section
          3.05 hereof, the annuity contracts described in Section 3.05(4) of the Trinity Marine Plan shall be distributed to all affected Participants in complete satisfaction of all benefits described in Section 3.05(3)
          (a) of such Trinity Marine Plan. The remaining assets of the Trust Fund, or the remaining portion thereof segregated in accordance with
          Section 9.02, shall be liquidated (after provision is made for the expenses of liquidation) by the payment or provision for the payment of benefits (other than those described in Section 3.05(3) (a) of the Trinity Marine Plan) in the following order of preference.

          (1)  Certain benefits Payable Three Years Prior to Termination.
               ----------------------------------------------------------
               The available assets of the Trust Fund shall first be allocated to provide benefits that became payable three (3) or more years before the effective date of Plan termination, or that could have become payable at the beginning of such three-year period had the Participant not deferred the commencement of his benefits by failing to elect earlier commencement or that could have become payable had a Participant's retirement a immediately prior to the beginning of such three-year period, provided that

               (a) The portion of the benefits payable to a Participant or the Beneficiary of a Participant (or that could have been payable) shall be based on the provisions of the Plan in effect five (5) years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted, if later, shall constitute the first year an amendment was in effect; and further provided that,

               (b) if the benefits payable under the Plan had been reduced, either by amendment or due to the form in which the benefits are being paid, during the three-year period ending on the effective date of Plan termination, then the lowest benefit in pay status during such three-year period shall be considered the benefit in pay status for purposes of this category.

          (2)  Other benefits Eligible for Termination Insurance.
               --------------------------------------------------
               To the extent that the amount of a benefit has not been provided under paragraph (1) , above, the remaining assets shall be allocated to provide any benefits provided under the Plan for a Participant whose employment terminated prior to the effective date of Plan termination, or any immediate deferred benefit that would have been payable to or on behalf of a Participant had his employment been severed for a reason other than death on the effective date of Plan termination; provided that the amount of benefits to be provided under this paragraph (2) shall be the sum of the following:

               (a) the portion of the benefits payable to a Participant or the Beneficiary of a Participant (or that could have been payable) based on the provisions of the Plan in effect five
                    (5) years prior to the effective date of

               Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted if later, shall constitute the first year an amendment was in effect; plus

          (b) the portion of the benefits payable to a Participant or the Beneficiary of a Participant which would have been included in
               (a) above had the Plan or a Plan amendment been in effect five
               (5) years prior to the effective date of Plan termination, determined as the greater of (i) twenty percent (20%)for each Plan Year (less than five) that the Plan or an amendment thereto was in effect, multiplied by the amount that would have been included under subparagraph (a) for such Participant or Beneficiary had the Plan or the amendment been in effect for five
               (5) Plan Years as of the effective date of Plan termination or
               (ii) $20 for each Plan Year (less than five) that the Plan or amendment thereto was in effect; provided that,

          (c) no benefit payable under this paragraph (2) to a Participant or Beneficiary shall exceed an amount with an actuarially eqivalent value of a monthly benefit in the form of a life-only annuity commencing a age sixty-five (65) equal to Seven hundred fifty dollars ($750.00) multiplied by a fraction, the numerator of which is the contribution and benefit base determined under
               Section 230 of the Social Security Act in effective date of Plan termination and the denominator of which is the contribution and benefit base in effect in calendar year 1974.

     (3)  Other Vested Benefits. To the extent that the amount of a benefit has
          ---------------------
          not provided under paragraphs (1) and (2), above, the remaining assets shall be allocated to provide the benefits payable under the Plan to or on behalf of a Participant whose employment was severed prior to the effective date of Plan termination, in the following order of preference:

          (a) to any Participant who had retired prior to the effective date of Plan termination under Section 5.01 or 5.03 or who was eligible to retire on the effective date of Plan termination under any of said Sections;

               (b) to any Participant who had retired prior to the effective date of Plan termination under Section 5.02, or who was eligible to retire on the effective date of Plan termination under said Section; or

               (c) to any Participant whose employment had terminated prior to the effective date of Plan termination with entitlement to a vested benefit under Section 7.01, or who would have been eligible for a vested benefit under said Section had his employment terminated on the effective date of Plan termination.

          (4)  Other Benefits. To the extent that the amount of a benefit has
               --------------
               not been provided under paragraphs (1), (2) and (3) above, the remaining assets shall be allocated to provide the benefits accrued under the Plan, without regard to the satisfaction of the vesting requirements of this Plan, with respect to each Participant whose employment had not been severed as of the effective date of Plan termination, according to the respective actuarial value of each such Participant's Accrued Benefit.

          If the assets of the Trust Fund applicable to any of the above categories are insufficient to provide full benefits for all persons in such group, the benefits otherwise payable to such persons shall be reduced proportionately. An independent, government-enrolled actuary shall calculate the allocation of the assets of the Trust Fund in accordance with the above priority categories, and certify his calculations to the Company, the Pension Committee, and the Trustee. No liquidation of assets and payment of benefits (or provisions therefor) shall actually be made by the Trustee until after it is advised by the Company in writing that the applicable requirements, if any, of ERISA governing termination of "Employee Pension Benefit Plans" have been, or are being, complied with or that appropriate authorizations, waivers, exemptions or variances have been, or are being, obtained.

9.04      Manner of Distribution
          ----------------------

          Subject to the foregoing provisions of this Article IX, any distribution after termination of the Plan may be made, in whole or in part, to the extent that no discrimination in value results, in cash, in securities or other assets in kind, or in nontransferable annuity contracts, as the Pension Committee in its discretion shall determine; provided, that any such distribution shall be subject to the provisions of Section 8.02 hereof.

9.05      Residual Amounts
          ----------------

          In no event shall any Participating Employer receive any amounts from the Trust Fund upon termination of the Plan, except that, and notwithstanding any other provision of the Plan, such Employer shall receive such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan and arising out of any variations between actual requirements and expected actuarial requirements.


                                  Article X

                         SUCCESSOR EMPLOYER AND MERGER
                           OR CONSOLIDATION OF PLANS
                           -------------------------

10.01     Successor Employer
          ------------------

          In the event of the dissolution, merger, consolidation or reorganization of Participating Employer, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for such Employer under the Plan. The substitution of the successor shall constitute an assumption of the Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of such Employer under the Plan. Nothing in this Section 10.01 shall be construed so as to require continuation of the Plan and Trust by a successor.

10.02     Merger or Consolidation of Plans
          --------------------------------

          In this event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

          (1) each Participant would (if either this plan or the other Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

          (2) resolutions of the Board shall authorize such transfer of assets; and

          (3) such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

                                  ARTICLE XI

                       RESTRICTIONS ON BENEFITS PAYABLE
                      TO HIGHLY COMPENSATED PARTICIPANTS
                      ----------------------------------

11.01     Restrictions
          ------------

          This Section sets forth the limitations applicable to Employer contributions which may be used for he benefits of certain Employees as required by Treasury Department regulations.

          (1) This Section shall apply to an Employee who is a highly compensated employee within the meaning of Section 414(q) of the Code or a highly compensated former employee within the meaning of Section 414(q)(9) of the Code and is within the group of twenty-five (25) such highly compensated employees and highly compensated former employees with the greatest compensation in the current or any prior Year.

          (2) The annual payments to an Employee subject to this Section 11.01 shall not exceed an amount equal in each Year to the payments that would be made on behalf of the Employee under--

               (a) a straight line annuity that is the actuarial equivalent of the Accrued Benefit and other benefits to which the Employee is entitled under the Plan (other than a Social Security supplement), and

               (b) the amount of the payments that the Employee is entitled to receive under a Social Security supplement.

               The term "benefit" includes, among other benefits, any Death Benefit not provided for by insurance on the Employee's life.

          (3) The restrictions of Section 11.01(2) shall not apply if any one of the following requirements is satisfied:

               (a) after payment to an Employee subject to this Section 11.01 of all benefits payable to such Employee under the Plan, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Section 412(1)(7) of the Code;

               (b) the value of the benefits payable under the Plan to an Employee subject to this Section 11.01 is less than one percent (1%) of the value of current liabilities before distribution; or

               (c) the value of benefits payable under the Plan to an Employee subject to this Section 11.01 does not exceed Three thousand five hundred dollars ($3,500.00) as determined under Section
                    8.06 hereof.

               For purposes of this Section 11.01(3), an Employer may use the value of current liabilities as reported on schedule B of the Employee's most recent, timely filed Form 5500 or Form 5500 C/R, or, alternatively, an Employer may determine current liabilities as of a later date; provided, however, that the value of Plan assets and the value of current liabilities must be determined as of the same date.

          (4) Notwithstanding the above provisions of this Section 11.01, in the event of Plan termination, the benefit of any highly compensated employee and former highly compensated employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code and Treasury Department regulations thereunder

          (5) The provisions of this Section 11.01 shall apply separately as to each Employer.

11.02     Effectiveness
          -------------

          The limitations and restrictions set forth in this Article XI shall automatically become inoperative and of no effect upon a ruling by the Internal Revenue Service that they are not required.

                                  ARTICLE XII

                                ADMINISTRATION
                                --------------

12.01     Allocation of Responsibility Among Specified Fiduciaries for Plan and
          ---------------------------------------------------------------------
          Trust Administration
          --------------------

          The Specified Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust. In general, the Employers shall have the sole responsibility for making the contributions provided for under Section 4.01. In addition, the Company shall have the sole authority to appoint and remove the Trustee, members of the Committee and any Investment Manager which may be provided for under the Trust and to amend or terminate, in whole or in part, this Plan or the Trust; provided, however, that any one Participating Employer may terminate its participation in the Plan. The Committee shall have the sole responsibilitiy for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust. The Trustee shall have responsibility for the administration of the Trust and the management of the assets held under the Trust, to the extent provided in the Trust. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Futhermost, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and, expect as provided in Section 13.03, shall not be responsible for any act or failure to act of another Fiducary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

12.02     Appointment of Committee
          ------------------------

          The Plan will be administered by a Pension Committee appointed by the Board, consisting of a chairman and not more than six (6) additional members. The Pension Committee so appointed shall have responsibility for the administration of this Plan and, to the extent specified by the Board, any other plan maintained by an Employer. Each member may, but need not, be a director, officer, or Employee of an Employer, and each such member shall be appointed the Board to serve until his successor shall be appointed by in like manner. An individual member of the Committee may resign by delivering his written resignation to the Board and to the other members of the Committee. The Board may remove an individual member of the Committee by so notifying the member and the other Committee members in writing. Vacancies on the Committee shall be filled by action of the Board. All usual and reasonable expenses of the Committee (including the premiums payable with respect to any bond under which the

          Committee members may be required by law to serve) may be paid in whole or in part by the Employees, and any expenses not paid by the Employees shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.

12.03     Claims Procedure
          ----------------

          The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of a claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim.

12.04     Records and Reports
          -------------------

          The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Service, Credited Service, Accrued Benefits and the percentages of such Benefits which are nonforfeitable under the Plan, notifications to Participants, annual registration with the Internal Revenue Service, annual reports to the Department of Labor, and reports to the Pension Benefit Guaranty Corporation.

12.05     Other Committee Powers and Duties
          ---------------------------------

          The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

               (1) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

               (2) to prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

          (3) to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

          (4) to receive from the Employers and from Participants such information as shall be necessary for the proper administration of the Plan;

          (5) to furnish each Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

          (6) to receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee;

          (7) to appoint or employ (either directly or through its secretary) individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel;

          (8) to receive and review the periodic valuation of the Plan made by the Plan's actuary; and

          (9) to direct the Trustee from time to time with respect to the investment and reinvestment of any part or all of the assets of the Trust Fund and with respect to the retention of any asset, including cash.

          With respect to the directive authority set forth in paragraph
          (9) above, the Committee shall be under no obligation to exercise such authority.

          The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

12.06     Rules and Decisions
          -------------------

          The Committee, or the secretary of the Committee in the absence of a full Committee meeting, shall have the authority to make such rules and regulations and to take such action as may be necessary to carry out the provisions of the Plan. The Committee may delegate any part of its authority and duties as it deems expedient. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employers, the legal counsel of an Employer, any actuary servicing the Plan, or the Trustee.

12.07     Committee Procedures
          --------------------

          The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as Chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. Any written memorandum signed by the secretary or any member of the Committee or one or more individuals who have been authorized to perform specific acts on behalf of the Committee shall have the same force and effect as a formal resolution adopted in open meeting. Minutes of all meetings of the Committee and a record of any action taken by the Committee shall be kept in written form, such record to be kept by the secretary appointed by the Committee. The secretary of the Committee may, from time to time, give to the Trustee any order, direction, consent or advice required under the terms of the Trust, and the Trustee shall be entitled to rely on any instrument delivered to it and signed by the secretary or any other authorized member of the Committee as evidencing the action of the Committee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Employers and the Trustee, shall not be responsible for any such action or failure to act. A member of the Committee may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is involved. If in any case in which an individual Committee member is so disqualified to act, the remaining members cannot agree, the Board will appoint a temporary substitute member to exercise all of the powers of a qualified member concerning the matter with respect to which the disqualified member is not qualified to act.

12.08     Authorization of Benefit Payments
          ---------------------------------

          The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and warrants that all such directions are in accordance with this Plan.

12.09     Application and Forms for Benefits
          ----------------------------------

          The Committee may require a Participant to complete and file with the Committee an application for a benefit and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address. The failure by a Participant to file a claim for benefits will not result in the forfeiture of any benefits which are otherwise nonforfeitable under this Plan.

12.10     Facility of Payment
          -------------------

          Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

12.11     Indemnification
          ---------------

          The Employers shall indemnify and hold harmless each member of the Committee against all loss, cost, expenses or damages, including attorneys' fees and court costs: (a) occasioned by any act or omission to act in connection with the responsibility of such member for the administration of this Plan; (b) arising under or by virtue of the provisions of Part 4, Subtitle B, Title I or ERISA; provided, however, that the Employers shall not indemnify and hold harmless any such member against any loss, cost, expenses and damages occasioned by the gross negligence or willful misconduct of such member.

12.12     Beneficiary Designations
          ------------------------

          Subject to the provisions of Article VI hereof, each Participant shall have the right at any time to designate, and rescind or change any designation of, a primary and a contingent Beneficiary or Beneficiaries to receive benefits in the event of his death. If a Participant's benefits are payable pursuant to any form of joint and survivor annuity, the Participant's joint annuitant shall be deemed his designated Beneficiary. If there is no designated Beneficiary (other than a joint annuitant) alive when a Death Benefit becomes payable,the benefit shall be paid, in the discretion of the Committee, either (i) to the estate of the Participant or (ii) to any one or more of the Participant's heirs at-law, and in whatever form the Committee shall determine. If a primary Beneficiary (other than a joint annuitant) dies before receiving Death Benefits to which he is entitled, the balance of such payments shall be paid to the contingent Beneficiary. If there is no contingent Beneficiary, or if the contingent Beneficiary dies before receiving all Death Benefits payments to which he is entitled, the balance of such payments shall be paid, in the discretion of the Committee, either (i) to the estate of the Participant or (ii) to any one or more of the Participant's heirs-at-law, and in whatever form the Committee shall determine. Neither a Participating Employer nor the Trustee (in its capacity as such) shall be named as Beneficiary. A designation or change of Beneficiary shall be made in writing on such form or forms as the Committee may require. The designation, by a married Participant, of a Beneficiary other than his spouse shall require the consent of such spouse.

12.13     Diligence to Locate
          -------------------
          It shall be the duty of the Pension Committee to use reasonable diligence to locate and to pay a Retired Participant or a Terminated Participant when any payment becomes due hereunder. The sending of a letter by certified mail, postage prepaid, to the Participant's address last known to the Pension Committee shall be deemed reasonable diligence.

                                 ARTICLE XIII

                           FIDUCIARY RESPONSIBILITY
                           ------------------------

13.01     Fiduciary
          ---------

          The term "fiduciary" means any person who

          (1) exercises any discretionary authority or control over the management or the Plan and Trust or the management or disposition of its assets;

          (2) renders investments advice for a fee with respect to the funds or property of the Trust or has the authority to do so; or

          (3) has any discretionary authority or responsibility in the administration of the Plan and Trust.

13.02     Fiduciary Responsibility
          ------------------------

          A fiduciary shall discharge his or its duties with respect to the Plan and Trust solely in the interest of the Participants and Beneficiaries; and

          (1)  for the exclusive purpose of:

               (a) providing benefits to Participants and their Beneficiaries;
                   and

               (b) defraying reasonable expenses of administering the Plan and
                   Trust;

          (2) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          (3) if applicable, by diversifying the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          (4) in accordance with the documents and instruments governing the Plan and Trust, insofar as such documents and instruments are consistent with the provisions of ERISA.

13.03     Liability for Breach by Co-fiduciary
          ------------------------------------

          A fiduciary shall be liable for a breach of fiduciary responsibility by another fiduciary in the following circumstances:

          (1) if he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a is a breach;

          (2) if, by his failure to comply with Section 13.02 in the administration of his specific responsibilities which give rise to his status as a fiduciary, he has enabled such other fiduciary to commit a breach; or

          (3) if he has knowledge of a breach by such other fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach

                                  ARTICLE XIV

                AMENDMENT, MODIFICATION OR TERMINATION OF PLAN
                ----------------------------------------------

14.01     Change
          ------

          It is the intention of the Employers to continue the Plan and Trust indefinitely; however, the Company reserves the right to amend or modify this Plan at any time or from time to time, or to terminate this Plan at any time, by action of the Board. Notwithstanding anything to the contrary, in order to qualify this Plan under Section 401(a) of the Code, any amendment may, to the extent provided in
          Section 401(b) of such Code, be made retroactively if necessary to bring this Plan into conformity with Internal Revenue laws and regulations.

14.02     Modification
          ------------

          Unless made to secure the approval of the Internal Revenue Service or other governmental bureau or agency, no amendment or modification hereof by the Company shall--

          (1) operate retroactively to reduce or divest the then vested interest of any Participant or Beneficiary in any Accrued Benefit, or to reduce or divest any benefit then payable hereunder, unless all Participants and Beneficiaries then having an Accrued Benefit affected thereby shall consent to such amendments or modifications, or

          (2) change the duties or responsibilities of the Trustee without the written consent of the Trustee.

          Each such amendment shall be in writing signed by a duly authorized officer of the Company and shall become effective upon delivery thereof to the Trustee.

14.03     Adoption by Others
          ------------------

          Any Affiliate of the Company may adopt this Plan and thereby become a Participating Employer; provided, however, that the Board approves such adoption; provided, further, that the administrative powers and control of the Company as provided herein shall not be deemed diminished under the Plan by reason of the adoption of the Plan by any other Participating Employer, and such administrative powers and control granted in Section 12.01 hereof to the Company with respect to the appointment of the Committee and other matters shall apply only with respect to the Company and not to any other Participating Employer; provided, further, that each Participating Employer shall have the obligation to pay the contributions for its own Employees and no other Participating Employer shall have such obligation, and any failure by a Participating Employer to satisfy its obligations under the Plan shall have no effect on any other Participating Employer. No Employee shall receive Service or Credited Service for any period of his employment with a Participating Employer completed prior to the date on which such Participating Employer is included in a "controlled group of corporations" (as determined pursuant to Section 2.05 hereof) within which the Company is also included; provided, however, that the Board may, from time to time, provide otherwise with respect to all Employees of a given Participating Employer.

14.04     Recovery
          --------

          Anything in this Plan to the contrary notwithstanding, none of the funds deposited with the Trustee hereunder may be used other than for the exclusive benefit of the Participants and their Beneficiaries and for the payment of the normal expenses in connection with this Plan. Under no circumstances shall an Employer recover any amount from the Trust except as provided in Section 9.05 and 16.09. All losses incurred by the Trust Fund and the expenses of administering this Plan not paid by the Participating Employers shall be charged to the Trust Fund and any such losses or expenses may be covered by additional contributions of the Participating Employers.


                                  ARTICLE XV

                  MAXIMUM BENEFITS AND TOP-HEAVY PROVISIONS
                  -----------------------------------------

15.01     Maximum Benefit
          ---------------

          Nothwithstanding anything contained herein to the contrary, the benefit payable to a Participant shall be subject to the following:

          (1) When expressed as a monthly pension, a benefit shall not exceed the lesser of $7,500 (the "Dollar Limitation"), or 100% of the Participant's "average monthly compensation," during the three
               (3) consecutive calendar years when the total Compensation paid to him was the highest (the "Compensation Limitation"), subject to the following:

               (a) The maximum shall apply to the pension payable to the Participant either pursuant to the qualified joint and survivor form described in Section 8.02 hereof or pursuant to an option described in Section 8.03 hereof where the contingent annuitant is the Participant's Spouse; but if the pension is payable in a form other than the foregoing and other than a single-life pension, the maximum shall apply to the single-life pension which is the Actuarial Equivalent of such pension.

               (b) If benefits begin prior to the Participant's Social Security Retirement Age, but on or after age sixty-two (62), the Dollar Limitation shall be determined as follows:

                    (i) If a Participant's Social Security Retirement Age is age sixty-five (65), the Dollar Limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the Dollar Limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age sixty-five
                         (65).

                    (ii) If a Participant's Social Security Retirement Age is
                         greater than age sixty-five (65), the Dollar Limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the Dollar Limitation by 5/9 of one percent for the first thirty-six (36) months and 5/12 of one percent for each of the additional months, up to twenty-four (24) months, by which benefits commence before the month in which the Participant attains the Social Security Retirement Age.

                    If benefits commence prior to age sixty-two (62), the Dollar Limitation shall be the Actuarial Equivalent of an annual benefit beginning at age sixty-two (62), as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two (62). For purposes of this Section 15.01(1) (b), Actuarial Equivalent shall have the same meaning as defined in Section 5.02 hereof, except that the interest rate assumption shall not be less than the greater of five percent (5%) or the rate derived under Section 5.02 for determining early retirement benefits. For purposes of this
                    Section 15.01(1)(b), in determining Actuarial Equivalence, the interest rate assumption shall not be less than the greater of five percent (5%) or the rate determined under Section 5.02 for determining early retirement benefits.

                    For purposes of this Section 15.01(1)(b) and 15.01(1)(c), "Social Security Retirement Age" shall mean the age used as the retirement age under Section 216(1) of the Social Security Act, applied without regard to the age increase factor and as if the early retirement age under Section 216(1)(2) of the Act were sixty-two (62).

               (c) If a pension begins after the Social Security Retirement Age, the maximum Dollar Limitation shall be the Actuarial Equivalent of the Dollar Limitation where the Dollar Limitation is deemed to be a pension commencing at the Social Security Retirement Age. For purposes of this
                    Section 15.01(1)(c), Actuarial Equivalent shall have the same meaning as defined in Section 2.04 hereof, except that the interest rate assumptions shall be equal to five percent (5%). For purposes of this Section 15.01(1)(c), "Social Security Retirement Age" shall have the same meaning as for
                    Section 15.01(1)(b) above.

               (d) If the Participant has fewer than ten (10) years of participation in the Plan, the Dollar Limitation shall be multiplied by a fraction, the numerator of which is his years of participation in the Plan and the denominator of which is ten (10), but not less than 1/10 of the Dollar Limitation.

               (e) If the Participant has fewer than ten (10) years of Credited Service, the Compensation Limitation shall be multiplied by a fraction, of which the numerator is his Credited Service and the denominator is ten (10), but not less than 1/10 of the Compensation Limitation.

               (f) For all purposes of this Plan, the maximum Dollar Limitation of $7,500 shall be automatically increased as permitted by Treasury Department regulations to reflect cost-of-living adjustments. As a result of such an adjustment, a pension which had been limited by the provisions of this Section in a previous Plan Year may be increased with respect to future payments to the lesser of the adjusted Dollar Limitation amount or the amount of pension which would have been payable under this Plan without regard to the provisions of this Section 15.01.

               (g) For purposes of this Section 15.01, a Participant's "total compensation" includes earned income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and excluding the following:
                    (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Participant for the taxable year in which contributed, or on behalf of a Participant to a simplified employee pension plan to the extent such contributions are deductible under Section 219(b)(7) of the Code, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Participant when distributed; (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) for the purchase of a 403(b) annuity contract (whether or not the contributions are excludable from the gross income of the Participant); and (v) compensation for a year in excess of $150,000 (as automatically increased in accordance with Treasury Department regulations to reflect cost-of-living adjustments).

          (2) Notwithstanding the foregoing, the otherwise permissible annual benefits for any Participant under this Plan may be further reduced to the extent necessary, as determined by the Committee, to prevent disqualification of the Plan under Section 415 of the Code, which imposes the following additional limitations of the benefits payable to Participants who also may be participating in another tax qualified pension, profit sharing, savings or stock bonus plan of the Employers: If an individual is a Participant at any time in both a defined benefit plan and a defined contribution plan maintained by the Employers, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year may not exceed 1.0. The defined benefit plan fraction for any Plan Year is a fraction, the numerator of which is the Participant's projected annual benefit under the Plan (determined at the close of the Plan Year) and the denominator of which is the lesser of (i) 1.25 multiplied by the Dollar Limitation, as adjusted, or (ii) 1.4 multiplied by the Compensation Limitation. The defined contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts in such Plan Year and for all prior Plan Years and the denominator of which is the sum of the applicable maximum amounts of annual additions which could have been made under section 415(c) of the Code for such Plan Year and for all prior years of such Participant's employment (assuming for this purpose, that said
               Section 415(c) had been in effect during such prior years). The applicable amount for any Plan Year shall be equal to the lesser of (i) 1.25 multiplied by the dollar limitation in effect for such Plan Year under Section 415(c)(1)(A) of the Code, or (ii)
               1.4 multiplied by twenty-five percent (25%) of the Participant's total annual Compensation for such Plan Year.

          (3) For purposes of the above limitation, all defined benefit plans of the Employers, whether or not terminated, are to be treated as one defined benefit plan and all defined contribution plans of the Employers, whether or not terminated, are to be treated as one defined contribution plan. The extent to which the benefit payable under this Plan shall be reduced as compared to the extent to which the annual benefit under any other defined benefit plans or defined contribution plans shall be reduced in order to achieve compliance with the limitations of Section 415 of the Code shall be determined by the Committee in such a manner so as to maximize the aggregate benefits payable to such Participant. If such reduction is under this Plan, the Committee shall advise affected participants of any additional limitation on their annual benefits required by this paragraph.

          (4) The above limitations are intended to comply with the provisions of Section 415 of the Code so that the maximum benefits provided by plans of the Employers shall be exactly equal to the maximum amounts allowed under Section 415 of the Code and Treasury Department regulations thereunder. If there is any discrepancy between the provisions of this Section 15.01 and the provisions of Section 415 of the Code and Treasury Department regulations thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of such Code.

          (5) For purposes of the Plan, the "Limitation Year" shall be the calendar year.

15.02     Top-Heavy Provisions
          --------------------

          The following provisions shall become effective in any Plan Year beginning on or after the Effective Date in which the Plan is determined to be a Top-Heavy Plan:

          (1)  Determination of Top-Heavy.  The Plan will be considered a Top-
               --------------------------
               Heavy Plan for the Plan Year if, as of the last day of the preceding Plan Year (the "determination date"), (1) the present value of the Accrued Benefits of Participants who are Key Employees (as defined in Section 416(i) of the Code) exceeds sixty percent (60%) of the present value of the Accrued Benefits of all Participants (the "60% Test"), or (2) the Plan is part of a required aggregation group (within the meaning of Section 416(g)(2) of the Code) and the required aggregation group is top-heavy. However, and notwithstanding the results of the 60% test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of a required or permissive aggregation group (within the meaning of Section 416(g)(2) or the Code) which is not top-heavy; provided that, if any aggregation group consists of two or more defined benefit plans, the same actuarial assumptions must be used with respect to all such plans and must be specified in such plans. For purposes of the "60% Test" for any Plan Year, (i) Accrued Benefits shall be those amounts calculated as of the first day of the Plan Year ending on the determination date and the present value of those amount shall be based on the actuarial assumptions used in the actuarial valuation made as of the first of such Plan Year; (ii) the value of the Accrued Benefits of individuals who are former Key Employees shall not be taken into account; and (iii) the value of the Accrued Benefits of individuals who have not rendered services to the Employer for the five (5)-year period ending on the determination date shall not be taken into account. Section 416(g)(2) of the Code, referred to above, provides as follows:

               "(2)      AGGREGATION - For purposes of this subsection

                         (A)  Aggregation Group--

                              (i) Required Aggregation - The term 'aggregation group' means--

                                   (I) each plan of the employer in which a key employee is a participant;

                                  (II)  each other plan of the employer which
                                        enables any plan described in subclause
                                        (I) to meet the requirements of section
                                        401(a) (4) or 410; and

                                 (III)  any plan terminated by the employer
                                        within five years of the determination
                                        date of the plan year in question that
                                        would, but for the fact that it was
                                        terminated, be described in subclause
                                        (I) or (II). For purposes of section
                                        416, a terminated plan is one that has
                                        been formerly terminated, has ceased
                                        crediting service for benefit accruals
                                        and vesting, and has been or is
                                        distributing all plan assets to
                                        participants of their beneficiaries
                                        as soon as administratively feasible.


                             (ii) Permissive Aggregation - The employer may treat any plan not required to be included in an aggregation group under clause (i) as being part of such group if such group would continue to meet the requirements of section 401(a) (4) and 410 with such plan being taken into account.

                              (B) Top-Heavy Group--The term 'top-heavy group' means any aggregation group if-

                                   (i)  the sum (as of the determination date)
                                        of-

                                        (I)  the present value of the cumulative
                                             accrued benefits for key employees
                                             under all defined benefit plans
                                             included in such group, and

                                       (II)  the aggregate of the accounts of
                                             key employees under all defined
                                             contribution plans included in such
                                             group,

                                  (ii)  exceeds 60 percent of a similar sum
                                        determined for all employees."

               For purposes of this Section 15.02(1), a "Key Employee" is an Employee as defined in Section 416(i)(1) of the Code and Treasury Department regulations thereunder. Generally, and Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year or any of the preceding four (4) Plan Years, is or has been --

               (a) an officer of the Employer (as that term is defined in Treasury Department regulations under Section 416 of the
                    Code) having annual Compensation greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year.

               (b) one of the ten (10) Employees having annual Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the calender year in which such Plan Year ends and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the Employer.

               (c) a "five percent owner" of the Employer. A "five percent owner" is any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five precent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more that five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Sections 414(b), (c), and (m) of the Code shall be treated as separate employers.

               (d) a "one percent owner" of the Employer having an annual Compensation from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder,employers that would otherwise be aggregated under Sections 414(b), (c), and (m) of the Code shall be treated as separate employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each employer required to be aggregated under Sections 414(b), (c), and (m) of the Code shall be taken into account.

               The determination of Compensation shall be made without regard to Sections 125, 402(a)(8), 402(h)(1)(B) of the Code and, in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code. For purposes of this Section 15.02, a non-Key Employee shall mean any Employee who is not a Key Employee.

          (2)  Minimum Benefits. Notwithstanding the provisions of Section
               ----------------
               5.01, for any Year during which the Plan is deemed a Top-Heavy Plan, the minimum pension for a Participant terminating employment at or after his Normal Retirement Date, and the minimum Accrued Benefit, payable at Normal Retirement Date, for a Participant who terminates employment prior thereto with entitlement to a pension, shall be equal to the product of (i) 2% of his average monthly earnings during his five (5) highest-paid consecutive calendar years of Credited Service multiplied by (ii) each of the first ten (10) years of his Credited Service after March 31, 1984 in which the Plan is a Top-Heavy Plan.

          (3)  Minimum Vesting.  Notwithstanding the provisions of Section 7.01,
               ---------------
               a Terminated Participant shall have a vested interest in his Accrued Benefit (or, in the case of a Participant described in Section 3.05, that portion of his Accrued Benefit described in paragraph (3)(b) of such Section) if, while the Plan is a Top-Heavy Plan, his employment is terminated before death or Retirement after he has completed at least two (2) years of Service. The vested percentage shall be determined in accordance with the following table:

                         Years of Service         Vested Percentage
                         ----------------         -----------------
                         2 but less than 3               20%
                         3 but less than 4               40%
                         4 but less than 5               60%
                         5 or more                      100%

          (4)  Change in Top-Heavy Status.  If the Plan becomes a Top-Heavy Plan
               --------------------------
               and subsequently ceases to be such, the vesting schedule in paragraph (3) of this Section shall continue to apply with respect to any Participant who had at least three (3) years of Service as of March 31 in the last Plan Year of top-heaviness. For other Participants, said schedule shall apply only to their Accrued Benefits as of such March 31.

          (5)  Impact on Maximum Benefits.  For any Plan year in which the Plan
               --------------------------
               is a Top-Heavy Plan, Section 15.02 shall be read by substituting the number "1.00" for the number "1.25" wherever it appears therein; provided, however, that, where the Plan is not a "Super" Top-Heavy Plan (as defined in Section 416(h) (2) (B) of the
               Code), no such substitution shall occur if, for such Plan Year, the minimum benefits determined pursuant to paragraph (2) of this Section are determined by reference to 3%, in lieu of 2%, of average monthly compensation.

          (6)  "Compensation" Defined.  The term "Compensation" as used in this
               ----------------------
               Section 15.02 shall have the same meaning as that set forth in
               Section 15.02(1) (g) hereof.


                                  ARTICLE XVI

                                 MISCELLANEOUS
                                 -------------

16.01          Nonguarantee of Employment
               --------------------------

               Nothing contained in this Plan shall be construed as a contract of employment between an Employer and any Employee, or as a right of any Employee to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its Employees, with or without cause.

16.02     Rights to Trust Assets
          ----------------------

          No Employee shall have any right to or interest in any assets of the Trust Fund upon termination or his employment or otherwise, except as provided from time to time under this Plan and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund. Except as otherwise provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Specified Fiduciaries shall be liable therefore in any manner.

16.03     Nonalienation of Benefits
          -------------------------

          Except to the extent subject to a "qualified domestic relations order" as defined in Section 414(p) of the Code, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

16.04     Release
          -------

          Distributions to a Participant or Beneficiary, except persons under legal disability, shall be made only to such Participant or Beneficiary upon his personal receipt or endorsement, and no interest in the Trust Fund, or any part thereof, shall be assignable in anticipation of payment, either by voluntary or involuntary act or by operation of law.

16.05     Certain Social Security Increases
          ---------------------------------

          In the case of a Participant, or the Beneficiary of a Participant, who is receiving benefits under this Plan, or in the case of a Terminated Participant who has a vested right to benefits hereunder, such benefits shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or in the wage base under Title II; provided that such increase occurs after the date of the Participant's Severance from Service.

16.06     Titles, Gender and Number
          -------------------------

          Article, Section or other headings, as used in this Plan, do not constitute a part of this Plan and in no way alter the construction of the provisions hereof. Such headings are inserted merely for ease of reading and convenience of reference. Words used herein in the masculine gender include the feminine gender and vice versa, unless the context clearly indicates otherwise. Words used in the singular or in the plural include the plural or singular unless the context clearly indicates otherwise. The use of the words "herein," "hereof," and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

16.07     Construction
          ------------

          This Plan shall be construed, whenever possible, to be in conformity with the Code and with ERISA. To the extent not in conflict with the preceding sentence, the construction of this Plan shall be governed by, and its validity determined under, the laws of the State of Texas. In the event any provision hereof is declared invalid, all other provisions shall remain in effect.

16.08     Counterparts
          ------------

          This Plan may be executed in any number of counterparts, each of which shall constitute one and the same agreement.

16.09     Return of Contributions
          -----------------------

          Notwithstanding any provision to the contrary herein contained, and as expressly provided in Section 403(c) (2) of ERISA, upon an Employer's request, a contribution which was made by a mistake of fact, or conditioned upon the deductibility of the contribution under Section 404 of such Code, shall be returned to the Employer within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

16.10     Duplication of Benefits Prohibited
          ----------------------------------

          If a former Participant again becomes a Participant, no duplication of such Participant's benefit shall occur because of Credited Service he had completed prior to his most recent period of Credited Service.

     IN TESTIMONY WHEREOF, HALTER MARINE GROUP, INC. has caused this instrument to be executed in its name and on its behalf on this 21st day of October, 1996, effective as of October 1, 1996.

                                                  HALTER MARINE GROUP, INC.


                                                  By:       /s/ John Dane
                                                     ---------------------------
                                                  Title:  President & CEO
                                                        ------------------------

ATTEST:

/s/ Janice C. Rogers
-------------------------

     Joined by EQUITABLE SHIPYARDS, INC. on this 21st day of October, 1996, effective as of October 1, 1996.

                                             EQUITABLE SHIPYARDS, INC.


                                             By:     /s/ John Dane
                                                --------------------------------
                                             Title:  President & CEO
                                                   -----------------------------

ATTEST:

/s/ Janice C. Rogers
---------------------------


     Joined by GRETNA MACHINE & IRONWORKS, INC. on this 21st day of October, 1996, effective as of October 1, 1996.


                                             GRETNA MACHINE & IRONWORKS, INC.


                                             By:     /s/ John Dane
                                                --------------------------------
                                             Title:  President & CEO
                                                   -----------------------------

ATTEST:

/s/ Janice C. Rogers
---------------------------


     Joined by GULF COAST FABRICATION, INC. on this 21st day of October, 1996, effective as of October 1, 1996.


                                             GULF COAST FABRICATION, INC.


                                             By:     /s/ John Dane
                                                --------------------------------
                                             Title:  President & CEO
                                                   -----------------------------

ATTEST:

/s/ Janice C. Rogers
---------------------------

     Joined by HALTER MARINE, INC. on this 21st day of October, 1996, effective as of October 1, 1996.

                                             HALTER MARINE, INC.


                                             By:     /s/ John Dane
                                                --------------------------------
                                             Title:  President & CEO
                                                   -----------------------------

ATTEST:

/s/ Janice C. Rogers
---------------------------


     Joined by HALTER MARINE SERVICES, INC. on this 21st day of October, 1996, effective as of October 1, 1996.


                                             HALTER MARINE SERVICES, INC.


                                             By:     /s/ John Dane
                                                --------------------------------
                                             Title:  President & CEO
                                                   -----------------------------

ATTEST:

/s/ Janice C. Rogers
---------------------------

     Joined by TRINITY GULF REPAIR, INC. on this 21st day of October, 1996, effective as of October 1, 1996.


                                             TRINITY GULF REPAIR, INC.


                                             By:     /s/ John Dane
                                                --------------------------------
                                             Title:  President & CEO
                                                   -----------------------------


ATTEST:

/s/ Janice C. Rogers
-----------------------------

     Joined by TRINITY MARINE GULFPORT, INC. on this 21st day of October, 1996, effective as of October 1, 1996.

                                        TRINITY MARINE GULFPORT, INC.


                                        By: /s/ John Dane
                                            ----------------------------------
                                        Title:  PRESIDENT & CEO
                                              --------------------------------


ATTEST:


/s/ Janice C. Rogers
-----------------------------


     Joined by TRINITY MARINE PANAMA CITY, INC. on this 21st day October, 1996,
                                                        ----     -------
effective as of October 1, 1996.

                                        TRINITY MARINE PANAMA CITY, INC.


                                        By:/s/ John Dane
                                           ------------------------------------
                                        Title: PRESIDENT & CEO
                                              ---------------------------------


ATTEST:

/s/ Janice C. Rogers
-----------------------------


     Joined by TRINITY MARINE PASCAGOULA, INC. on this 21st day of October, 1996, effective as of October 1, 1996.

                                        TRINITY MARINE PASCAGOULA, INC.


                                        By:/s/ John Dane
                                           ------------------------------------
                                        Title: PRESIDENT & CEO
                                              ---------------------------------


ATTEST:

/s/ Janice C. Rogers
-----------------------------

     Joined by TRINITY YACHTS, INC. on this 21st day of October, 1996, effective
                                            ---         -------
as of October 1, 1996.

                                        TRINITY YACHTS, INC.


                                        By: /s/ John Dane
                                           ------------------------------------
                                        Title: PRESIDENT & CEO
                                              ---------------------------------


ATTEST:

/s/ Janice C. Rogers
-----------------------------


     Joined by WASHINGTON MARINE FABRICATORS, INC. on this 21st day of October,
                                                           ----        -------
1996, effective as of October 1, 1996.

                                        WASHINGTON MARINE FABRICATORS, INC.


                                        By: /s/ John Dane
                                           ------------------------------------
                                        Title: PRESIDENT & CEO
                                              ---------------------------------


ATTEST:

/s/ Janice C. Rogers
-----------------------------

THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of HALTER MARINE GROUP, INC., a Delaware corporation, on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]




THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of EQUITABLE SHIPYARDS, INC., a Louisiana corporation, on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]

THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of GRETNA MACHINE & IRONWORKS., a Louisiana on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]




THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of GULF COAST FRABRICATION, INC., a Mississippi corporation, on behalf of said corporation.

Mississippi corporation, on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]

THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of HALTER MARINE, INC., a Louisiana corporation, on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]




THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of HALTER MARINE SERVICES, INC., a Mississippi corporation, on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]

THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of TRINITY GULF REPAIR, INC., a Delaware corporation, on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]




THE STATE OF Mississippi  (S)
             ------------
                          (S)
COUNTY OF    Jackson      (S)
             ------------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III, President & CEO of TRINITY MARINE GULFPORT, INC., a Nevada corporation, on behalf of said corporation.


                                                  /s/ DeVeta Elaine Morris
                                                  ----------------------------
                                                  Notary Public in and for the
                                                  State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]

THE STATE OF Mississippi (S)
             -----------
                         (S)
COUNTY OF    Jackson     (S)
             -----------

     This instrument was acknowledged before my on the 21st day of October, 1996, by John Dane III President & CEO of TRINITY MARINE PANAMA CITY, INC., a Delaware corporation, on behalf of said corporation.

                                               /s/ DeVeta Elaine Morris
                                               ----------------------------
                                               Notary Public in and for the
                                               State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]



THE STATE OF Mississippi (S)
             -----------
                         (S)
COUNTY OF    Jackson     (S)
             -----------

     This instrument was acknowledged before my on the 21st day of October, 1996, by John Dane III, President & CEO of TRINITY MARINE PASCAGOULA, INC., a Delaware corporation, on behalf of said corporation.

                                               /s/ DeVeta Elaine Morris
                                               ----------------------------
                                               Notary Public in and for the
                                               State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]

THE STATE OF Mississippi (S)
             -----------
                         (S)
COUNTY OF    Jackson     (S)
             -----------

     This instrument was acknowledged before me on the 21st day of October, 1996, by John Dane III President & CEO of TRINITY YACHTS INC., a Delaware corporation, on behalf of said corporation.

                                               /s/ DeVeta Elaine Morris
                                               ----------------------------
                                               Notary Public in and for the
                                               State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]



THE STATE OF Mississippi (S)
             -----------
                         (S)
COUNTY OF    Jackson     (S)
             -----------

     This instrument was acknowledged before my on the 21st day of October, 1996, by John Dane III President & CEO of WASHINGTON MARINE FABRICATORS, INC., a Washington corporation, on behalf of said corporation.

                                               /s/ DeVeta Elaine Morris
                                               ----------------------------
                                               Notary Public in and for the
                                               State of Mississippi

My Commission Expires:

[NOTARY STAMP APPEARS HERE]